UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(RULE 14a-101)
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
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Preliminary Proxy Statement
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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
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Definitive Proxy Statement
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Definitive Additional Materials
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Soliciting Material Pursuant to §240.14a-12
SKYE BIOSCIENCE, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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No fee required.
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Fee paid previously with preliminary materials.
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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

11250 El Camino Real, Suite 100
San Diego, CA 92130
(858) 410-0266
You are cordially invited to attend a virtual special meeting of stockholders (the “Meeting” or the “Special Meeting”) of Skye Bioscience, Inc., a Nevada corporation (the “Company”), to be held virtually at 10:00 a.m., Pacific Time, on Tuesday, October 22, 2024. The accompanying proxy statement (the “Proxy Statement”) details information regarding the Special Meeting, including a description of the proposal to be considered by stockholders at the Special Meeting and instructions for submitting your vote.
Your vote is very important to us. Whether or not you plan to attend the Special Meeting virtually, I encourage you to vote your shares by proxy as promptly as possible by following the instructions set forth in the enclosed Proxy Statement. Our Board of Directors has unanimously approved the proposal set forth in the Proxy Statement, and we recommend that you vote in favor of such proposal.
Thank you for your continued support of the Company. We look forward to your participation at the Special Meeting.

Sincerely,
/s/ Punit Dhillon
Chairman and CEO

11250 El Camino Real, Suite 100
San Diego, CA 92130
(858) 410-0266
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
Dear Stockholder:
You are cordially invited to attend a Special Meeting of Stockholders (the “Special Meeting”) of Skye Bioscience, Inc., a Nevada corporation (the “Company”), to be held on Tuesday, October 22, 2024 at 10:00 a.m. Pacific Time in a virtual meeting format only, via live webcast on the internet, with no physical in-person meeting. You will be able to attend and participate in the virtual Special Meeting by entering your uniquely assigned control number at www.virtualshareholdermeeting.com/SKYE2024SM, where you will be able to listen to the virtual Special Meeting live, submit questions and vote. To participate in the virtual Special Meeting, you must have your control number that is shown on the enclosed proxy card. There will not be a physical meeting location and you will not be able to attend the virtual Special Meeting in person. As always, we encourage you to vote your shares prior to the virtual Special Meeting.
You are being asked to vote on the following matter:
(1)To approve the Amended and Restated Omnibus Incentive Plan (the “Amended and Restated Plan”), to, among other things, increase the number of shares available for issuance under the Amended and Restated Plan by 1,535,655 shares (the “Equity Incentive Plan Proposal”).
This item of business is more fully described in the proxy statement (the “Proxy Statement”) accompanying this notice and is incorporated herein by reference. Our Board of Directors has fixed the close of business on September 11, 2024 as the record date for the Special Meeting. Only stockholders of record as of the close of business on that date may vote at the Special Meeting or any adjournment or postponement thereof.
Important Notice Regarding the Availability of Proxy Materials for the virtual Special Meeting of Stockholders to be held on Tuesday, October 22, 2024 at 10:00 a.m. Pacific Time, via live webcast at www.virtualshareholdermeeting.com/SKYE2024SM.
The proxy materials are available on the internet by accessing www.proxyvote.com with your 16 digit control for registered and beneficial holders. You can also access the materials at https://materials.proxyvote.com/83086J without a control number.
By Order of the Board of Directors,
/s/ Punit Dhillon
Punit Dhillon
Chairman and Chief Executive Officer
San Diego, California
September 23, 2024

You are cordially invited to attend the virtual Special Meeting. Whether or not you expect to attend the virtual Special Meeting, PLEASE VOTE YOUR SHARES. As an alternative to voting online at the virtual Special Meeting, you may vote via the internet, by telephone or by completing, dating, signing and returning the enclosed proxy card by mail. Voting instructions are provided in the enclosed proxy card.
Even if you have voted by proxy, you may still vote online at the virtual Special Meeting. Please note, however, that if your shares are held of record by a broker, bank or other agent and you wish to vote at the virtual Special Meeting, you must follow the instructions from such organizations and will need to obtain a proxy card issued in your name from that record holder.

SKYE BIOSCIENCE, INC.
11250 El Camino Real, Suite 100
San Diego, CA 92130
(858) 410-0266
PROXY STATEMENT FOR THE
SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON TUESDAY, OCTOBER 22, 2024
The Board of Directors of Skye Bioscience, Inc. is soliciting the enclosed proxy for use at the Special Meeting of stockholders to be held on Tuesday, October 22, 2024 at 10:00 a.m., Pacific Time. The Special Meeting will be a virtual meeting, which will be conducted via live webcast.
Important Notice Regarding the Availability of Proxy Materials for
the Special Meeting of Stockholders to be held on Tuesday, October 22, 2024:
This proxy statement (“Proxy Statement”) is available electronically at www.virtualshareholdermeeting.com/SKYE2024SM.
QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING
Why am I receiving these materials?
We have sent you these proxy materials because our Board of Directors (the “Board”) is soliciting your proxy to vote at a Special Meeting of stockholders (the “Special Meeting”) of Skye Bioscience, Inc., a Nevada corporation (“we,” “us,” the “Company” or “Skye”) to be held virtually, via live webcast at www.virtualshareholdermeeting.com/SKYE2024SM, on Tuesday, October 22, 2024, at 10:00 a.m. Pacific Time, and any adjournment or postponement thereof. You are invited to attend the virtual Special Meeting to vote on the proposal described in this Proxy Statement. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, date, sign and return the enclosed proxy card, or follow the instructions below to vote over the telephone or through the internet. Stockholders attending the virtual Special Meeting will be afforded the same rights and opportunities to participate as they would at an in-person meeting.

We intend to mail these proxy materials on or about September 23, 2024 to all stockholders of record entitled to vote at the virtual Special Meeting.
How do I attend the Special Meeting?
The Special Meeting will be held on Tuesday, October 22, 2024 at 10:00 a.m. Pacific Time in a virtual meeting format only, via live webcast on the internet, with no physical in-person meeting. You are entitled to participate in the special meeting if you were a stockholder as of the close of business on September 11, 2024 (the “Record Date”). The virtual Special Meeting can be accessed by visiting www.virtualshareholdermeeting.com/SKYE2024SM, where you will be able to listen to the meeting live, submit questions and vote online. You may access the virtual Special Meeting using the provided link and entering the control number included on your proxy card or voting instruction form within 15 minutes of the virtual Special Meeting’s scheduled start time.
Stockholders may vote and submit questions 15 minutes before and during the virtual Special Meeting via live webcast. Appropriate questions asked during the virtual Special Meeting will be read and addressed during the virtual Special Meeting.
We recommend that you log in fifteen minutes before 10:00 a.m. Pacific Time to ensure you are logged in when the virtual Special Meeting starts. Online check-in will begin, and stockholders may begin submitting written questions, at 9:45 a.m. Pacific Time. You will be able to submit questions during the virtual Special Meeting as well. We encourage you to submit any question that is relevant to the business of the virtual Special Meeting.
You may vote your shares by other means prior to or during the virtual Special Meeting. See “How do I vote?” below to vote by phone, through the internet, or by completing, signing and returning your proxy card in advance of the virtual Special Meeting. The proxy card or voting instruction form that you received in the mail contains instructions for voting by these methods. If you plan to vote during the virtual Special Meeting, you may still do so even if you have already returned your proxy.
What do I need in order to be able to participate in the virtual Special Meeting?
You will need the control number included on your proxy card or voting instruction form in order to be able to vote your shares or submit questions during the virtual Special Meeting. If you do not have your control number, you will be able to listen to the meeting only as a guest and you will not be able to vote or submit questions during the virtual Special Meeting. Instructions on how to connect and participate in the virtual Special Meeting via the internet are posted at www.virtualshareholdermeeting.com/SKYE2024SM.
What if during the virtual Special Meeting I have technical difficulties or trouble accessing the live webcast of the virtual Special Meeting?
On the day of the virtual Special Meeting, if you encounter any difficulties with the live webcast, please call the technical support number that will be posted on the log-in page for the virtual Special Meeting for assistance.
Who can vote at the Special Meeting?
All stockholders of record at the close of business on the Record Date will be entitled to vote at the virtual Special Meeting. On the Record Date, there were 30,338,290 shares of common stock outstanding and entitled to vote. A list of stockholders of record entitled to vote at the virtual Special Meeting will be available for examination by stockholders, during normal business hours at our principal executive offices at the address listed above, for a period of 10 days ending the day prior to the virtual Special Meeting.
Stockholder of Record: Shares Registered in Your Name
If, on the Record Date, your shares were registered directly in your name with our transfer agent, ClearTrust, LLC, then you are a stockholder of record. As a stockholder of record, you may vote by virtual attendance at the Special Meeting or vote by proxy. Whether or not you plan to attend the virtual Special Meeting, we urge you to fill out and return the enclosed proxy card, or vote by proxy over the telephone or on the internet as instructed below to ensure your vote is counted.
Beneficial Owner: Shares Registered in the Name of a Broker or Bank
If, on the Record Date, your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the virtual Special Meeting. As a beneficial stockholder, you may vote by virtual attendance at the Special Meeting or vote by proxy via the instructions found on your voting instruction form. Please use the 16 digit control number found on the voting instruction form for online voting and attendance to the virtual shareholder meeting.

What am I voting on?
There is one proposal being presented for stockholder vote:
•To approve the Amended and Restated Omnibus Incentive Plan (the “Amended and Restated Plan”), to, among other things, increase the number of shares available for issuance under the Amended and Restated Plan by 1,535,655 shares (the “Equity Incentive Plan Proposal”).
Could other matters be decided at the Special Meeting?
No. Pursuant to our Amended and Restated Bylaws (“Bylaws”), the business to be conducted at the Special Meeting is limited to the purpose or purposes stated in the notice of the special meeting. Accordingly, the Equity Incentive Plan Proposal is the only matter that will be brought before the Special Meeting or any adjournment thereof.
How does the Board recommend that I vote?
Our Board unanimously recommends a vote “FOR” the Equity Incentive Plan Proposal. If you vote via the Internet, by telephone, or sign and return the proxy card by mail but do not make specific choices, your shares, as permitted, will be voted as recommended by our Board. See “What if I return a signed proxy card or otherwise vote but do not make specific choices?” below.
How do I vote?
You may vote “FOR” or “AGAINST” or abstain from voting on the Equity Incentive Plan Proposal.
The procedures for voting are as follows:
Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record, you may vote during the virtual Special Meeting, vote by proxy over the telephone, vote by proxy through the internet or vote by proxy using the enclosed proxy card. Whether or not you plan to attend the virtual Special Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the virtual Special Meeting and vote online during the virtual Special Meeting even if you have already voted by proxy.
VOTE DURING MEETING: To vote online during the virtual Special Meeting, follow the provided instructions to join the virtual Special Meeting at www.virtualshareholdermeeting.com/SKYE2024SM, starting at 10:00 a.m. Pacific Time on Tuesday, October 22, 2024.
VOTE BY PHONE: To vote over the telephone, dial toll-free 1-800-690-6903 using any touch-tone telephone and follow the recorded instructions. You will be asked to provide the control number from the enclosed proxy card. Your telephone vote must be received by 11:59 p.m. Eastern Time on Monday, October 21, 2024, to be counted. You will be asked to provide the control number from the enclosed proxy card.
VOTE BY INTERNET: To vote over the internet, complete an electronic proxy card at www.proxyvote.com. You will be asked to provide the control number from the enclosed proxy card. Your internet vote must be received by 11:59 p.m. Eastern Time on Monday, October 21, 2024, to be counted.
VOTE BY PROXY CARD: To vote using the enclosed proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. If you return your signed proxy card to us before the virtual Special Meeting, we will vote your shares as you direct.
Beneficial Owner: Shares Registered in the Name of Broker or Bank
If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a voting instruction form with these proxy materials from that organization rather than from Skye. Simply follow the voting instruction form to ensure that your vote is counted. Alternatively, you may vote by telephone or over the internet as instructed by your broker or bank. To vote online during the virtual Special Meeting, you will need the control number included on your voting instruction form.

We provide internet proxy voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your internet access, such as usage charges from internet access providers and telephone companies.
How many votes do I have?
You have one vote for each share of common stock you own as of the close of business on the Record Date.
What happens if I do not vote?
Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record and do not vote by completing your Proxy Card, by telephone, through the internet or in person at the Special Meeting, your shares will not be voted.
Beneficial Owner: Shares Registered in the Name of Broker or Bank (Broker non-votes)
If you are a beneficial owner and do not instruct your broker, bank, or other agent how to vote your shares, the question of whether your broker or nominee will still be able to vote your shares depends on whether the Nasdaq Capital Markets LLC (“Nasdaq”), deems the particular proposal to be a “routine” matter. Brokers and nominees can use their discretion to vote “uninstructed” shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a “non-routine” matter, that organization will inform the inspector of election that it does not have the authority to vote on that matter with respect to your shares. This is generally referred to as a “broker non-vote.” See “What is a broker non-vote?” below.
Under the rules and interpretations of the New York Stock Exchange, “non-routine” matters, such as the Equity Incentive Plan Proposal, are matters that may substantially affect the rights or privileges of stockholders. As a result, there will be no broker non-votes on the Equity Incentive Plan Proposal or at the Special Meeting.
As a reminder, if you are a beneficial owner of shares held in street name, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other agent by the deadline provided in the materials you receive from your broker, bank or other agent.
What if I return a signed proxy card or otherwise vote but do not make specific choices?
If you return a signed and dated proxy card or otherwise vote without marking voting selections on matters on which you are entitled to cast votes, your shares will be voted in accordance with the Board’s recommendations on all matters presented for a vote at the Special Meeting. Accordingly, your shares will be voted “FOR” the Equity Incentive Plan Proposal.
What are “broker non-votes” and do they count for determining a quorum?
As discussed above, broker non-votes occur when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a particular proposal because (1) the broker has not received voting instructions from the beneficial owner and (2) the broker lacks discretionary voting power to vote those shares on a particular matter. A broker has discretionary power to vote shares without instruction from the beneficial owner on “routine matters.” On the other hand, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on non-routine matters, such as the Equity Incentive Plan Proposal. As a result, there will be no broker non-votes on the Equity Incentive Plan Proposal or at the Special Meeting.
What is an abstention and how will abstentions be treated?
Shares held by persons attending the virtual Special Meeting but not voting, and shares represented by proxies that reflect abstentions as to the Equity Incentive Plan Proposal, will be counted as present for purposes of determining the presence of a quorum. An “abstention” represents a stockholder’s affirmative choice to decline to vote on a proposal. Abstentions are not considered to be a vote cast and will have no effect on the Equity Incentive Plan Proposal.

Who is paying for this proxy solicitation?
We will pay for the entire cost of soliciting proxies, including preparing, assembling, making available on the internet and printing and mailing this Proxy Statement, the proxy card and any additional information furnished to stockholders. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone, electronic mail, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokers, banks, or other agents for the cost of forwarding proxy materials to beneficial owners. However, please be aware that you must bear any costs associated with your internet service, such as usage charges from internet access providers or telephone companies.
What does it mean if I receive more than one set of proxy materials?
If you receive more than one set of proxy materials, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on each proxy card in the proxy materials to ensure that all of your shares are voted.
Can I change my vote after submitting my proxy?
Stockholder of Record: Shares Registered in Your Name
Yes. You can revoke your proxy at any time before the final vote at the virtual Special Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:
•You may submit another properly completed proxy card with a later date.
•You may grant a subsequent proxy by telephone or through the internet. You will be asked to provide the control number from the enclosed proxy card.
•You may send a timely written notice that you are revoking your proxy to Skye’s Corporate Secretary at 11250 El Camino Real, Suite 100, San Diego, CA 92130.
•You may vote during the virtual Special Meeting. Simply attending the virtual Special Meeting will not, by itself, revoke your proxy. Even if you plan to virtually attend the Special Meeting, we recommend that you also submit your proxy or voting instructions or vote by telephone or by completing an electronic proxy card at www.proxyvote.com so that your vote will be counted if you later decide not to virtually attend the Special Meeting.
Your most current proxy card or telephone or internet proxy is the one that is counted.
Beneficial Owner: Shares Registered in the Name of Broker or Bank
If your shares are held by your broker, bank, or other agent as a nominee, you should follow the instructions provided by your broker, bank or other agent.
How are votes counted?
Votes will be counted by the inspector of election appointed for the Special Meeting, who will separately count votes “FOR,” “AGAINST” and abstentions.
How many votes are needed to approve the proposal?
Under Nevada law and our Bylaws, the Equity Incentive Plan Proposal will be determined by the vote of the holders of a majority of the votes cast by those virtually present at the Special Meeting or by proxy (meaning the number of shares voted “FOR” a proposal must exceed the number of shares voted “AGAINST” such proposal).
Only “FOR” and “AGAINST” votes will be counted for purposes of determining the number of votes cast in connection with the Equity Incentive Plan Proposal. Abstentions will not be counted as shares voting on such matter. As such, abstentions will have no effect on the Equity Incentive Plan Proposal.

What is the quorum requirement?
A quorum of stockholders is necessary to hold the virtual Special Meeting. A quorum will be present if stockholders holding at least a majority of the voting power of the outstanding shares of common stock entitled to vote are present by virtual attendance at the Special Meeting or represented by proxy. On the Record Date, there were 30,338,290 shares outstanding and entitled to vote. Thus, the holders of 15,169,146 shares must be present by virtual attendance or represented by proxy at the Special Meeting to have a quorum.
Abstentions will be counted towards the quorum requirement. If there is no quorum, the holders of a majority of shares present by virtual attendance at the Special Meeting or represented by proxy or the chairman of the Special Meeting may adjourn the virtual Special Meeting to another date.
Is my vote confidential?
Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties, except: (1) as necessary for applicable legal requirements, (2) to allow for the tabulation and certification of the votes and (3) to facilitate a successful proxy solicitation. Occasionally, stockholders provide written comments on their proxy cards, which may be forwarded to our management.
Do I have dissenters’ rights of appraisal?
Our stockholders do not have appraisal rights under Nevada law or under our governing documents with respect to the matters to be voted upon at the Special Meeting.
How can I find out the results of the voting at the virtual Special Meeting?
Preliminary voting results will be announced at the virtual Special Meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file with the SEC within four business days after the virtual Special Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the virtual Special Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

PROPOSAL NO. 1
APPROVAL OF THE EQUITY INCENTIVE PLAN PROPOSAL
General
The Board is asking our stockholders to approve a second amendment and restatement of the Company’s Amended and Restated 2014 Omnibus Incentive Plan (prior to such second amendment and restatement, the “2014 Plan”). On September 10, 2024, after careful consideration, the Board approved the second amendment and restatement of the Company’s 2014 Plan, subject to approval by our stockholders at the Special Meeting. In connection with the second amendment and restatement of the Company’s 2014 Plan, the name of such plan was updated to the “Skye Bioscience, Inc. Amended and Restated Omnibus Incentive Plan,” and we refer to the 2014 Plan, after giving effect to the second amendment and restatement, as the “Amended and Restated Plan” throughout this Proxy Statement.
Our Board is asking our stockholders to approve the Amended and Restated Plan to:
•increase the number of shares available for issuance pursuant to stock awards granted under the Amended and Restated Plan by 1,535,655, while retaining the automatic share replenishment feature, which provides that each January 1 beginning in 2023 and ending on (and including) January 1, 2032 the number of shares will increase by 5% of the outstanding shares of common stock as of December 31 of the preceding calendar year, subject to the Board’s right to specify a lesser amount;
•increase the maximum number of incentive stock options (“ISOs”) that may be granted under the Amended and Restated Plan to 4,000,000 shares; and
•extend the expiration date of the Amended and Restated Plan through 49,197 (ten years following the Board’s adoption of the Amended and Restated Plan).
The amendments discussed above are the only amendments being made to the Amended and Restated Plan through this Equity Incentive Plan Proposal that require stockholder approval. We are also making the following immaterial amendments, none of which require stockholder approval and all of which will be made even if stockholders do not approve the Equity Incentive Plan Proposal:
•technical amendments to reflect currently applicable rules and regulations governing equity incentive plans, including the removal of provisions initially designed to comply with the now-repealed performance-based compensation exception under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”);
•clarifying that by accepting an award under the Equity Incentive Plan, each recipient of an award is subject to the Company’s Incentive Compensation Clawback Policy, along with any other clawback policy the Company may adopt in the future;
•adding a provision capping total compensation that can be paid to non-employee directors during any calendar year; and
•providing the Administrator with broader authority to determine treatment of the outstanding equity awards in connection with a change in control, including cancellation of vested or unvested awards, assumption or substitution of awards, acceleration of vesting, cancellation of the vested awards in exchange for a cash payment or other property, or replacement of awards with a cash incentive program.
Our Board unanimously approved, and recommends that our stockholders approve the Amended and Restated Plan attached hereto as Appendix A.
Equity Incentive Plan Background
The 2014 Plan was initially approved and adopted by the Board to be effective as of October 31, 2014. Our Board and stockholders approved an amendment and restatement of the 2014 Plan in 2022, which amendment and restatement fixed the number of shares that could be issued under the 2014 Plan to 364,880 and provided that each January 1 beginning in 2023 and ending on (and including) January 1, 2032 the number of shares will increase by 5% of the outstanding shares of common stock as of the prior December 31, unless the Board approves a lesser increase. On January 1, 2023, in accordance with the automatic share replenishment feature described above, the number of shares available for issuance under the 2014 Plan was increased by 182,706 to a total of 547,586. The numbers above give effect to the 1-for-250 reverse stock split completed in September of 2023 (the “Reverse Split”).

In August of 2023, our Board and the holders of a majority of our shares of outstanding common stock approved an amendment to the 2014 Plan to increase the number of shares authorized for issuance to 1,846,883 shares, while retaining the automatic share replenishment feature described above. On January 1, 2024, in accordance with the automatic share replenishment feature described above, the number of shares available for issuance under the 2014 Plan was increased by 617,462 to a total of 2,464,345.

    Currently, only 21,215 shares remain available for issuance under the 2014 Plan.
Background for Requested Share Reserve Increase
As described above, we are seeking stockholder approval of the Amended and Restated Plan to, among other things described above, authorize an additional 1,535,655 shares of common stock for issuance under the Amended and Restated Plan, while retaining the automatic share replenishment feature through January 1, 2032.
The purpose of the Amended and Restated Plan is to advance the interests of the Company by attracting strong talent, promoting retention and incentivizing employees and other eligible participants through the acquisition of Company common stock. In determining the amount of the increase proposed by the Amended and Restated Plan, the Compensation Committee of the Board (the “Compensation Committee”) considered a number of factors, which are discussed in further detail below, including our historical equity grant practices, the remaining shares available under the 2014 Plan, the size of the pool needed to attract, retain and motivate employees and other participants, and the size of the pool relative to the total number of shares of the Company’s common stock outstanding and relative to the total number of shares of the Company’s common stock outstanding giving effect to the exercise of certain outstanding Pre-Funded Warrants (as defined below).

As of September 11, 2024, there were 30,338,290 shares of our common stock outstanding, and the closing price of a share of our common stock as reported on Nasdaq was $6.35 per share. As shown in the table below, assuming the approval of the Amended and Restated Plan, the total number of shares of our common stock subject to outstanding equity awards and available for issuance under the Amended and Restated Plan will be 3,986,864, which represents approximately 13% of shares outstanding, exclusive of outstanding Pre-Funded Warrants (as defined below).

	Under the 2014 Plan	Upon Approval of the Amended and Restated Plan (2)
Shares outstanding (1)	30,338,290	30,338,290
Shares subject to outstanding equity awards (#)	2,429,994	2,429,994
Shares available for grant (#)	21,215	1,556,870
Shares authorized for issuance as a percentage of shares outstanding (%) (3)(4)	8.1%	13.1%
(1)Consists of 30,338,290 shares of common stock outstanding as of September 11, 2024.
(2)Assumes stockholders approve the Amended and Restated Plan at the Special Meeting.
(3) Calculated by dividing (i) the sum of the number of shares subject to outstanding equity awards under the 2014 Plan, plus the number of shares available for grant under the 2014 Plan or the number of shares available for grant upon approval of the Amended and Restated Plan, as applicable, by (ii) the number of shares of our common stock outstanding as of September 11, 2024.
(4)The calculations presented above do not give effect to the exercise of pre-funded warrants to purchase up to 8,677,166 shares of our common stock at an exercise price of $0.001 per share, which pre-funded warrants are exercisable at the option of each respective holder at any time and do not expire (the "Pre-Funded Warrants"). The following table presents the same information as above, but with the Pre-Funded Warrants included in the calculation of shares outstanding:

	Under the 2014 Plan	Upon Approval of the Amended and Restated Plan
Shares outstanding (with Pre-Funded Warrants)	39,015,456	39,015,456
Shares subject to outstanding equity awards (#)	2,429,994	2,429,994
Shares available for grant (#)	21,215	1,556,870
Shares authorized for issuance as a percentage of shares outstanding (with Pre-Funded Warrants) (%)	6.3%	10.2%
We, and our Board, believe that the ability to make equity incentive awards as a meaningful component of our recruitment, retention and compensation programs for our employees and other qualified recipients under our equity incentive plan is critically important for our continued success. The authorization of additional shares under the Amended and Restated Plan for future grants of stock options or other equity awards will allow us to recruit, retain, incentivize and motivate employees, strategic consultants and non-employee directors. Competition for experienced personnel in the biopharmaceutical industry is high. We believe the use of equity incentives as a tool for recruitment and retention is especially important, as well as ensuring flexibility as we anticipate growth in headcount, as we advance the development of our lead product candidate, nimacimab, and continue to advance our mission to unlock new therapeutic pathways for metabolic health through the development of next-generation molecules that modulate G-protein coupled receptors. As such, we believe the increase provided by the Amended and Restated Plan will enable us to provide an equity incentive program to compete with our peer group for key talent and support our future growth.
Our compensation philosophy reflects broad-based eligibility for equity incentives, and we grant equity incentives to substantially all of our employees, as well as non-employee directors and other eligible recipients. However, we recognize that equity incentives under our equity incentive plan potentially dilute existing stockholders, and, therefore, we are mindful to responsibly manage the growth of our equity compensation program. We are committed to effectively monitoring our equity compensation share reserve, including our “burn rate” and total potential dilution to ensure that we maximize potential stockholders’ value by granting the appropriate number of equity incentives necessary to attract, incentivize, motivate, and retain employees, non-employee directors, and consultants.

ISO Limit and Plan Term Extension

The expiration date of the 2014 Plan is currently June 14, 2032. The Amended and Restated Plan extends the expiration date of the Amended and Restated Plan through September 10, 2034 (ten years following the Board’s adoption of the Amended and Restated Plan). The term of the automatic replenishment provision described above is not being extended beyond its current expiration date of January 1, 2032.

Under the 2014 Plan, the maximum number of ISOs that may be granted is 2,464,345, provided that such number will automatically increase on January 1 of each year and ending on (and including) January 1, 2032 in an amount equal to 99,185, which is 5% of the total number of shares of common stock outstanding on June 14, 2022. The Amended and Restated Plan increases the maximum number of ISOs that may be granted under the Amended and Restated Plan to 4,000,000 and updates the reference date for the annual increase to provide that the maximum number of ISOs that may be granted will automatically increase on January 1 of each year and ending on (and including) January 1, 2032 in an amount equal to 1,516,915, which is 5% of the total number of shares of common stock outstanding on September 10, 2024.
Description of the Amended and Restated Plan
A summary of the principal features of the Amended and Restated Plan follows below. The summary does not purport to be complete and is qualified by the full text of the Amended and Restated Plan, which is attached as Appendix A to this Proxy Statement and incorporated by reference herein. Capitalized terms used in the following summary and not otherwise defined in this Proxy Statement have the meanings set forth in the Amended and Restated Plan.
Purpose and Eligible Participants. The purpose of the Amended and Restated Plan is to attract, retain and reward high-quality executives, employees, non-employee directors and consultants who provide services to the Company and its subsidiaries, and to motivate our executives, non-employee directors, employees and consultants to achieve long-term corporate objectives, by enabling such persons to acquire a proprietary interest in the Company. All employees (including executive officers), non-employee directors, and consultants of the Company are eligible to participate in the Amended and Restated Plan.
As of September 11, 2024, there were five non-employee directors, seventeen employees and seventeen consultants who were eligible to be selected to receive awards under the Amended and Restated Plan.
Administration. Subject to the terms of the Amended and Restated Plan, the Board, or at the discretion of the Board, a committee of the Board consisting of no less than two directors will administer the Amended and Restated Plan (the Board or such committee, the “Administrator”). The Administrator has full power and authority to determine when and to whom awards will be granted, including the type, amount, form of payment and other terms and conditions of each award, consistent with the provisions of the Amended and Restated Plan. In addition, the Administrator has the authority to interpret the Amended and Restated Plan and the awards granted under the Amended and Restated Plan, and establish rules and regulations for the administration of the Amended and Restated Plan. The Administrator may delegate certain administrative duties associated with the Plan to a subcommittee or our officers, including the maintenance of records of the awards and the interpretation of the terms of the awards. The Administrator shall consider such factors as it deems pertinent in determining the type and amount of their respective awards.
Types of Awards. The Amended and Restated Plan permits the grant of the following types of awards (“Awards”), in the amounts and upon the terms determined by the Administrator:
Options. Options may either be ISOs which are specifically designated as such for purposes of compliance with Section 422 of the Code or non-qualified stock options (“NSOs”). Options may be granted in such number, at such price, and subject to such conditions as may be established by the Administrator. The exercise price of each Option shall be determined by the Administrator, provided that such price will not be less than the fair market value of a share of our common stock on the date of the grant. The term for the Options may be set by the Administrator, but in no event shall an Option be exercisable more than ten years from the date of grant. Recipients of Options have no rights as stockholders with respect to any shares covered by the Options until the recipients or transferees have become holders of record of any such shares.

Stock Appreciation Rights. Generally, upon exercise of a stock appreciation right (“SAR”), the recipient will receive cash, shares of the Company’s common stock, or a combination of cash and common stock, with a value equal to the excess of: (i) the fair market value of a share of common stock on the date of the exercise, over (ii) the exercise price or grant price of such SAR. The exercise price or grant price of a SAR and all other terms and conditions will be established by the Administrator in its sole discretion, subject to and in accordance with the terms of the Amended and Restated Plan.
Restricted Stock Awards. Restricted stock awards consist of shares granted to a participant that are subject to one or more risks of forfeiture and/or transfer restriction, which may be based upon performance standards, periods of service, retention by the Participant of ownership of a specified number of shares of common stock, or other criteria as may be established by the Administrator. Recipients of restricted stock awards are entitled to vote and receive dividends attributable to the shares underlying the Award beginning on the grant date, provided that any common stock distributed as a dividend or otherwise with respect to any restricted shares shall be subject to the same restrictions as such restricted shares.
Restricted Stock Units (“RSUs”). RSUs consist of a right to receive shares in the future subject to such terms, conditions and restrictions as the Administrator may establish, which may be based on performance standards, periods of service, retention by the Participant of ownership of a specified number of shares of common stock, or other criteria. Recipients of RSUs have no rights as stockholder with respect to any shares covered by the Award until the lapse or release of all restrictions applicable to the Award and the issuance of shares of common stock in respect of such Award.
Performance Awards. Performance awards consist of the right to receive payment (in cash or shares of common stock, or a combination of cash and common stock) upon achievement of performance objectives during a performance period established by the Administrator. Recipients of performance awards have no rights as stockholders with respect to any shares covered by the Award until the issuance of shares of common stock, if any, in respect of such Award.
Other Awards. Other stock-based awards, consisting of stock purchase rights, awards of common stock, or awards valued in whole or in part by reference to, or otherwise based on, common stock, may be granted either alone or in addition to or in conjunction with other awards under the Amended and Restated Plan. Subject to the provisions of the Amended and Restated Plan, the Administrator shall have sole and complete authority to determine the persons to whom and the time or times at which such awards shall be made, the number of shares of common stock to be granted pursuant to such awards, and all other conditions of the awards.

Performance Goals. The Amended and Restated Plan allows for vesting, payment, settlement and other entitlements with respect to awards to be subject to items or events that contain vesting or other terms that relate to performance-based conditions. Such performance-based conditions may include, without limitation, the following: net earnings or losses (either before or after one or more of interest, taxes, depreciation, amortization, and non-cash equity-based compensation expense); gross or net sales or revenue or sales or revenue growth; net income (either before or after taxes) or adjusted net income; profits (including but not limited to gross profits, net profits, profit growth, net operation profit or economic profit), profit return ratios or operating margin; budget or operating earnings (either before or after taxes or before or after allocation of corporate overhead and bonus); cash flow (including operating cash flow and free cash flow or cash flow return on capital); return on assets; return on capital or invested capital; cost of capital; return on stockholders’ equity; total stockholder return; return on sales; costs, reductions in costs and cost control measures; expenses; working capital; earnings or loss per share; adjusted earnings or loss per share; price per share or dividends per share (or appreciation in or maintenance of such price or dividends); regulatory achievements or compliance; implementation, completion or attainment of objectives relating to research, development, regulatory, commercial, or strategic milestones or developments; market share; market capitalization; economic value or economic value added models; division, group or corporate financial goals; customer satisfaction/growth; customer service; employee satisfaction; recruitment and maintenance of personnel; human capital management (including diversity and inclusion); supervision of litigation and other legal matters; strategic partnerships and transactions; financial ratios (including those measuring liquidity, activity, profitability or leverage); debt levels or reductions; sales-related goals; financing and other capital raising transactions; cash on hand; acquisition activity; investment sourcing activity; and marketing initiatives, any of which may be measured in absolute terms or as compared to any incremental increase or decrease. Such performance goals also may be based solely by reference to the Company’s performance or the performance of a subsidiary, division, business segment or business unit of the Company or a subsidiary of the Company, or based upon performance relative to performance of other companies or upon comparisons of any of the indicators of performance relative to performance of other companies.
Number of Shares. Subject to adjustment as provided in the Amended and Restated Plan, the number of shares of common stock available for issuance in connection with Awards granted under the Amended and Restated Plan will be 4,000,000, provided that each January 1 beginning in 2023 and ending on (and including) January 1, 2032, the number of shares will increase by 5% of the outstanding shares of common stock as of December 31 of the preceding calendar year. Notwithstanding the foregoing, the Board may act prior to January 1 of a given year to provide that there will be no January 1 increase for such year or that the increase for the year will be a lesser number of shares of common stock than provided above. Any shares of common stock offered under the Amended and Restated Plan shall consist of authorized and unissued shares of common stock, or issued common stock that shall have been reacquired by the Company. Under the 2014 Plan, subject to adjustment as provided therein, the number of shares of common stock available for issuance in connection with Awards granted under the 2014 Plan is 2,464,345, provided that each January 1 beginning in 2024 and ending on (and including) January 1, 2032, the number of shares will increase by 5% of the outstanding shares of common stock as of December 31 of the preceding calendar year. Notwithstanding the foregoing, under the 2014 Plan, the Board may act prior to January 1 of a given year to provide that there will be no January 1 increase for such year or that the increase for the year will be a lesser number of shares of common stock than provided above.
Subject to adjustment as provided in the Amended and Restated Plan, the maximum number of shares of common stock that may be issued pursuant to the exercise of ISOs is 4,000,000, provided that such number will automatically increase on each January 1 beginning in 2023 and ending on (and including) January 1, 2032, in an amount equal to 1,516,915, which is 5% of the total number of shares of common stock outstanding on the date the Board approved the Amended and Restated Plan. Notwithstanding the foregoing, the Board may act prior to January 1 of a given year to provide that there will be no January 1 increase for such year or that the increase for the year will be a lesser number of shares of common stock than provided above. Under the 2014 Plan, subject to adjustment as provided therein, the maximum number of shares of common stock that may be issued pursuant to the exercise of ISOs is 1,846,883, provided that such number will automatically increase on each January 1 beginning in 2023 and ending on (and including) January 1, 2032, in an amount equal to 99,185, which is 5% of the total number of shares of common stock outstanding on June 14, 2022. Notwithstanding the foregoing, under the 2014 Plan, the Board may act prior to January 1 of a given year to provide that there will be no January 1 increase for such year or that the increase for the year will be a lesser number of shares of common stock than provided above.

Shares of common stock covered by any unexercised portions of options or SARs or terminated or forfeited Awards, and shares of common stock subject to any Awards that are otherwise surrendered may again be subject to new Awards under the Amended and Restated Plan.  Shares of common stock surrendered to or withheld by the Company in payment or satisfaction of the exercise price of an option or tax withholding obligation with respect to an Award will be available for the grant of new Awards under the Amended and Restated Plan.  In the event of the exercise of SARs, whether or not granted in tandem with options, only the number of shares of common stock actually issued in payment of such SARs are charged against the share reserve.
Limit on Awards to Directors. The Amended and Restated Plan adds a limit of $1,000,000 on the combined value of equity awards and cash compensation provided to any non-employee director in any fiscal year (or a limit of $1,500,000 in the calendar year in which a non-employee director commences service on the Board or any calendar year during which a non-employee director serves as chairman of Board or lead independent director). The Administrator may make exceptions to this limit for individual non-employee directors, as the Administrator may determine in its discretion.
Amendments and Termination. The Board has the complete power and authority to amend or terminate the Amended and Restated Plan at any time, provided that the Board shall not, without the requisite approval of the Company’s stockholders, make any amendment which requires stockholder approval under the Code or under any other applicable law or rule of any stock exchange on which the Company’s common stock is listed. No amendment or termination of the Amended and Restated Plan may adversely affect the right under any outstanding award without the holder’s written consent.
Term. The Amended and Restated Plan shall remain in effect until September 10, 2034, or until terminated by action of the Board, whichever occurs earlier.
Certain Adjustments. In the event of any corporate event or transaction (including, but not limited to, a change in the shares of common stock or the capitalization of the Company) such as a merger, consolidation, reorganization, recapitalization, separation, partial or complete liquidation, stock dividend, stock split, reverse stock split, split up, spin-off, or other distribution of stock or property of the Company, a combination or exchange of shares of common stock, dividend in kind, or other like change in capital structure, number of outstanding shares of common stock, distribution (other than normal cash dividends) to shareholders of the Company, or any similar corporate event or transaction, the Administrator, in order to prevent dilution or enlargement of participants’ rights, may make equitable and appropriate adjustments and substitutions, to or of the number and kind of shares subject to outstanding Awards, the purchase price or exercise price for such shares, the number and kind of shares available for future issuance under the Amended and Restated Plan and the maximum number of shares can be made to any participant in any calendar year, and other determinations applicable to outstanding Awards. The Administrator has the power and sole discretion to determine the amount of the adjustment to be made in each case.

Change in Control. The Amended and Restated Plan provides that in the event of a change in control or a merger or other corporate transaction in which the Company does not survive, except as provided otherwise in an individual agreement with a participant, all outstanding Awards will be treated in the manner described in the definitive transaction agreement (or, if there is no such agreement, in the manner determined by the administrator). The treatment specified in the definitive transaction agreement or as determined by the administrator may include one or more of the following: (i) cancellation of the Awards for no consideration; (ii) assumption or substitution of the Awards with adjustments as to the number or kind of shares or other securities or property and applicable exercise price, base amount, or purchase price; (iii) acceleration of vesting of the Awards; (iv) the cancellation of the vested Awards, together with a payment to the grantees holding such vested Awards so canceled of an amount based upon the consideration being paid per share in connection with such change in control in cash or, in the sole discretion of the Administrator, in the form of such other consideration necessary for a grantee to receive property, cash or securities (or a combination thereof) as the grantee would have been entitled to receive upon such change in control, if the grantee had been, immediately prior to such change in control, the holder of the number of shares covered by the award at such time, less any applicable exercise price or base amount; provided, however, that holders of vested options and vested SARs shall be entitled to such consideration only if the per-share consideration exceeds the applicable exercise price or base amount, and to the extent that the per-share consideration is less than or equal to the applicable exercise price or base amount, such vested options and vested SARs shall be cancelled for no consideration; or (v) the replacement of the Awards with a cash incentive program that preserves the value of the Awards so replaced (determined as of such change in control). The 2014 Plan provided that unless otherwise provided in the terms of the applicable award agreement, no accelerated vesting of any outstanding Awards would occur upon a change in control. These provisions have been removed in the Amended and Restated Plan. The 2014 Plan also provided that in the event of a merger, reorganization or similar transaction, outstanding Awards would be treated in accordance with the merger or other agreement governing the transaction, which could provide for the continuation or substitution of Awards, the accelerated vesting of awards or the settlement of the Awards for cash or cash equivalents. This provision has been updated in the Amended and Restated Plan as described above.
Transfer Restrictions. A participant’s rights and interests under the Amended and Restated Plan may not be assigned or transferred other than by will or the laws of descent and distribution, and during the lifetime of the participant, only the participant personally (or the Participant’s personal representative) may exercise rights under the Amended and Restated Plan.
Clawback. All Awards granted under the Amended and Restated Plan will be subject to recoupment in accordance with any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law and any clawback policy that the Company otherwise adopts, to the extent applicable and permissible under applicable law. In addition, the Administrator may impose such other clawback, recovery or recoupment provisions in an award agreement as the Administrator determines necessary or appropriate, including but not limited to a reacquisition right in respect of previously acquired shares of common stock or other cash or property upon the occurrence of termination for cause. The 2014 Plan did not contain a clawback provision.
U.S. Federal Income Tax Consequences
The following discussion of U.S. federal taxes applicable to Awards that may be provided under the Amended and Restated Plan and the disposition of shares acquired pursuant to the exercise or settlement of such Awards, based on provisions of the Code and the regulations thereunder in effect on the date of this proxy statement. The tax consequences of participating in the Amended and Restated Plan may vary according to country of participation. Also, the tax consequences of participating in the Amended and Restated Plan may vary with respect to individual situations and it should be noted that income tax laws, regulations and interpretations thereof change frequently. Participants should rely upon their own tax advisors for advice concerning the specific tax consequences applicable to them, including the applicability and effect of state, local and foreign tax laws. This summary assumes that all Awards described in the summary are exempt from, or comply with, the requirements of Section 409A of the Code.

Non-Qualified Stock Options. The grant of a NSO under the Amended and Restated Plan generally will not result in any U.S. Federal income tax consequences to the award recipient or to the Company. Upon exercise of a NSO, the award recipient is generally subject to income taxes at the rate applicable to ordinary compensation income on the difference between the option exercise price and the fair market value of the shares on the date of exercise. For employees, this income is generally subject to withholding for U.S. Federal income and employment tax purposes. The Company (or a subsidiary) generally is entitled to an income tax deduction in the amount of the income recognized by the award recipient, subject to possible limitations imposed by Section 162(m) or Section 280G of the Code. Any gain or loss on the award recipient’s subsequent disposition of the shares of our common stock will receive long or short-term capital gain or loss treatment, depending on whether the shares are held for more than one year following exercise. The Company does not receive a tax deduction for any such gain.
Incentive Stock Options. The grant of an ISO under the Amended and Restated Plan will not result in any U.S. Federal income tax consequences to the award recipient or to the Company. An award recipient recognizes no U.S. Federal taxable income upon exercising an ISO (subject to the alternative minimum tax rules discussed below), and the Company receives no deduction at the time of exercise. In the event of a disposition of stock acquired upon exercise of an ISO, the tax consequences depend upon how long the award recipient has held the shares of our common stock. If the award recipient does not dispose of the shares within two years after the ISO was granted, nor within one year after the ISO was exercised, the award recipient will recognize a long-term capital gain (or loss) equal to the difference between the sale price of the shares and the exercise price. The Company is not entitled to any deduction under these circumstances.
If the award recipient fails to satisfy either of the foregoing holding periods, the award recipient must recognize ordinary income in the year of the disposition, which is referred to as a “disqualifying disposition.” The amount of such ordinary income generally is the lesser of (i) the difference between the amount realized on the disposition and the exercise price or (ii) the difference between the fair market value of the common stock on the exercise date and the exercise price. Any gain in excess of the amount taxed as ordinary income will be treated as a long or short-term capital gain, depending on whether the common stock was held for more than one year. The Company, in the year of the disqualifying disposition, may be entitled to a deduction equal to the amount of ordinary income recognized by the award recipient, subject to possible limitations imposed by Section 162(m) and Section 280G of the Code.
The “spread” under an ISO—i.e., the difference between the fair market value of the shares of common stock at exercise and the exercise price—is classified as an item of adjustment in the year of exercise for purposes of the alternative minimum tax. If an award recipient’s alternative minimum tax liability exceeds such award recipient’s regular income tax liability, the award recipient will owe the larger amount of taxes. In order to avoid the application of alternative minimum tax with respect to ISOs, the award recipient must sell the shares within the same calendar year in which the ISOs are exercised. However, such a sale of shares within the same year of exercise will constitute a disqualifying disposition, as described above.
Stock Appreciation Rights. Recipients of SARs generally should not recognize income until such rights are exercised, assuming there is no ceiling on the value of the right and Section 409A of the Code does not apply. Upon exercise, the award recipient will normally recognize taxable ordinary income for U.S. Federal income tax purposes equal to the amount of cash and fair market value the shares of common stock, if any, received upon such exercise. For employees, this income is generally subject to withholding for U.S. Federal income and employment tax purposes. The Company (or a subsidiary) generally is entitled to an income tax deduction in the amount of the income recognized by the award recipient, subject to possible limitations imposed by Section 162(m) or Section 280G of the Code. Award recipients will recognize gain upon the disposition of any shares of common stock received on exercise of a SAR equal to the excess of (i) the amount realized on such disposition over (ii) the ordinary income recognized with respect to such shares under the principles set forth above. That gain will be taxable as long or short-term capital gain depending on whether the shares were held for more than one year.
Restricted Stock. Restricted stock will generally subject the recipient to ordinary compensation income on the excess of the amount paid for such shares of common stock, if any, over the fair market value of the shares of common stock on the date that the restrictions lapse. For employees, this income is generally subject to withholding for U.S. Federal income and employment tax purposes. The Company (or a subsidiary) generally is entitled to an income tax deduction in the amount of the ordinary income recognized by the recipient, subject to possible limitations imposed by Section 162(m) and Section 280G of the Code. Any gain or loss on the recipient’s subsequent disposition of the shares will receive long or short-term capital gain or loss treatment depending on how long the stock has been held since the restrictions lapsed. The Company does not receive a tax deduction for any such gain.

Recipients of restricted stock may make an election under Section 83(b) of the Code (a “Section 83(b) Election”) to recognize as ordinary compensation income in the year that such restricted stock are granted, the amount equal to the excess of the amount paid for such shares, if any, over the fair market value of the shares on the date of grant. If such an election is made, the recipient recognizes no further amounts of compensation income upon the lapse of any restrictions and any gain or loss on subsequent disposition will be long or short-term capital gain to the recipient. The Section 83(b) Election must be made within thirty days from the time the restricted stock awards are granted.
The Company (or a subsidiary) generally will be entitled to a tax deduction to the extent and in the year that ordinary income is recognized by the award recipient, subject to possible limitations imposed by Section 162(m) and Section 280G of the Code.
Restricted Stock Units. Recipients of RSUs generally should not recognize income until such units are converted into cash or shares of stock unless Section 409A of the Code applies. Upon conversion, the award recipient will normally recognize taxable ordinary income for federal income tax purposes equal to the amount of cash and fair market value of the shares of common stock, if any, received upon such conversion. For employees, this income is generally subject to withholding for U.S. Federal income and employment tax purposes. The Company (or a subsidiary) generally is entitled to an income tax deduction in the amount of the income recognized by the award recipient, subject to possible limitations imposed by Section 162(m) or Section 280G of the Code. Award recipients will recognize gain upon the disposition of any shares received upon settlement of the RSUs equal to the excess of (i) the amount realized on such disposition over (ii) the ordinary income recognized with respect to such shares under the principles set forth above. That gain will be taxable as long or short-term capital gain depending on whether the shares were held for more than one year.
Other Stock-Based and Cash-Based Awards. Upon receipt of share-based awards, generally the value of shares of common stock and amount of cash received will be taxable as ordinary income to the participant. Upon receipt of cash in settlement of a cash-based award, a participant generally will recognize ordinary income equal to the cash received, and the Company (or a subsidiary) generally will be allowed a corresponding federal income tax deduction at that time, subject to potential deduction limitations under Sections 162(m) and 280G of the Code.
Dividends and Dividend Equivalents. Recipients of stock-based awards that earn dividends or dividend equivalents will recognize taxable ordinary income on any dividend and dividend equivalent payments received with respect to such awards, which income is subject to withholding for U.S. federal income and employment tax purposes. The Company (or a subsidiary) generally is entitled to an income tax deduction in the amount of the income recognized by a participant, subject to possible limitations imposed by Sections 162(m) or 280G of the Code and so long as the Company withholds the appropriate taxes with respect to such income, if required, and the individual’s total compensation is deemed reasonable in amount.
Compliance with Section 409A of the Code. To the extent applicable, it is intended that the Amended and Restated Plan and any grants made under the Amended and Restated Plan will comply with or be exempt from the provisions of Section 409A of the Code, so that the income inclusion provisions of Section 409A(a)(1) of the Code do not apply to the participants. The Amended and Restated Plan and any grants made under the Amended and Restated Plan will be administered and interpreted in a manner consistent with this intent.
The foregoing is only a summary of the U.S. Federal income tax consequences of Amended and Restated Plan transactions, and is based upon U.S. Federal income tax laws in effect on the date of this proxy statement. Reference should be made to the applicable provisions of the Code. This summary does not purport to be complete, and does not discuss the tax consequences of an award recipient’s death or the tax laws of any municipality, state or foreign country to which the award recipient may be subject.

THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF U.S. FEDERAL INCOME TAXATION WITH RESPECT TO THE GRANT AND EXERCISE OF AWARDS UNDER THE AMENDED AND RESTATED PLAN. IT DOES NOT PURPORT TO BE COMPLETE, AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF AN INDIVIDUAL’S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH ANY ELIGIBLE INDIVIDUAL MAY RESIDE.
Plan Benefits under 2014 Plan
The following table sets forth, for each of the individuals and various groups indicated, the total number of shares of our common stock subject to awards that have been granted under the 2014 Plan as of September 11, 2024.

Name and Position	Number of Shares
Punit Dhillon Chief Executive Officer	594,379
Kaitlyn Arsenault Chief Financial Officer	346,254
All current executive officers as a group	1,388,761
All current directors who are not executive officers as a group	572,254
Each nominee for election as a director	—
Each associate of any of such directors, executive officers or nominees	—
Each other person who received or is to receive 5 percent of such options, warrants or rights	—
All employees, including all current officers who are not executive officers, as a group	364,678
New Plan Benefits
Awards under the Amended and Restated Plan, if approved by stockholders, would be discretionary and no specific determination has been made as to the grant or allocation of awards under the Amended and Restated Plan. Therefore, at this time the benefits that may be received by the Company’s employees, directors, consultants or other service providers under the Amended and Restated Plan are not presently determinable.

Securities Authorized for Issuance under Equity Compensation Plans
The table below includes the following information as of December 31, 2023 for the 2014 Plan.

Equity Compensation Plan Information
Plan category	Number of shares of common stock to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted- average exercise price of outstanding options, warrants and rights (b)	Number of shares of common stock remaining available for future issuance under equity compensation plans (excluding shares of common stock reflected in column (a)) (c)

Equity compensation plans approved by security holders
2014 Amended and Restated Omnibus Incentive Plan	1,346,075	$8.96	487,672
2022 Employee Stock Purchase Plan	-	-	130,272
Equity compensation plans not approved by security holders(1)	-	-	-
Total	1,346,075	$-	617,944
(1)On July 2, 2024 the Board adopted the Skye Bioscience, Inc. 2024 Inducement Equity Incentive Plan (the “Inducement Plan”). Awards under the Inducement Plan are intended to qualify as employment inducement grants under Nasdaq Stock Market Rule 5635(c)(4). The Company has reserved 600,000 shares of our common stock for issuance pursuant to awards granted under the Inducement Plan. The table above does not include the shares available for issuance under the Inducement Plan since the Inducement Plan was not in effect on December 31, 2023.

Vote Required and Recommendation
Approval of the Equity Incentive Plan Proposal requires the affirmative vote of the majority of the votes cast, whether in person (virtually) or by proxy, and entitled to vote at the Special Meeting (meaning the number of shares voted “FOR” this proposal must exceed the number of shares voted “AGAINST” this proposal), assuming a quorum is present. Abstentions are counted as present for purposes of determining the presence of a quorum, but are not considered votes cast for the foregoing purpose and will have no effect on the Equity Incentive Plan Proposal. Unless otherwise instructed on the proxy, shares represented by executed proxies will be voted “FOR” the Equity Incentive Plan Proposal.
The Board unanimously recommends that stockholders vote “FOR” approval of the Equity Incentive Plan Proposal.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information with respect to beneficial ownership of our common stock as of September 11, 2024, by:
•each person known to be the beneficial owner of 5% or more of our outstanding common stock;
•each named executive officer (as defined in Item 402 of Regulation S-K promulgated under the Securities Act of 1933, as amended);
•each director; and
•all of the executive officers and directors as a group.
Unless otherwise indicated, the address for each of the stockholders in the table below is c/o Skye Bioscience, Inc. 11250 El Camino Real, Suite 100, San Diego, CA 92130. Except for information based on Schedules 13G and Form 4, as applicable, and information collected in connection with our filing of the Registration Statement on Form S-3 (Registration No. 333-279330) on May 10, 2024 and the Post-Effective Amendment to the Registration Statement on Form S-1 (Registration No. 333-278286) on April 24, 2024, as indicated in the footnotes, beneficial ownership is stated as of September 11, 2024.
Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Under this rule, certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire shares (for example, upon exercise of an option or warrant or vesting of an RSU) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares is deemed to include the amount of shares beneficially owned by such person by reason of such acquisition rights. As a result, the percentage of outstanding shares of any person as shown in the following table does not necessarily reflect the person’s actual voting power at any particular date.
To our knowledge, except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

Name and Address of Beneficial Owner	Beneficial Ownership		Percent of Class
More than 5% Beneficial Owners
Entities affiliated with 5AM Ventures VII, L.P.	11,618,561	(1)	36.3%
Entities affiliated with Versant Venture Capital III, L.P.	2,530,950	(2)	8.2%
Janus Henderson Group PLC	1,727,680	(3)	5.7%
Named Executive Officers and Directors
Punit Dhillon, Director, Chief Executive Officer	328,284	(4)	1.1%
Kaitlyn Arsenault, Chief Financial Officer	175,938	(5)	*%
Dr. Deborah Charych, Director	44,334	(6)	*%
Paul Grayson, Director	208,022	(7)	*%
Dr. Annalisa Jenkins, Director	26,666	(8)	*%
Andrew J. Schwab, Director	43,334	(9)	*%
Dr. Karen Smith, Director	13,333	(10)	*%
All executive officers and directors as a group (9 persons)	931,822		3.0%
_________
*Denotes beneficial ownership of less than 1% of our outstanding shares of common stock.
(1)Based on a Form 4 filed with the SEC on September 13, 2024 reporting stock ownership as of September 13, 2024 of the following reporting persons: (i) 8,167,206 shares of common stock held by 5AM Ventures VII, L.P. (“Ventures VII”) and (ii) 1,705,393 shares of common stock issuable upon exercise of 2023 Warrants held by Ventures VII that are currently exercisable, (iii) 1,679,685 shares of common stock held by 5AM Ventures II, L.P. (“Ventures II”) and (iv) 66,277 shares of common stock held by 5AM Co-Investors II (“Co-Investors II”). 5AM Partners VII, LLC (“Partners VII”) serves as sole general partner of Ventures VII and shares voting and dispositive power over the securities held by Ventures VII. Andrew J. Schwab and Dr. Kush Parmar are managing members of Partners VII. Each of Partners VII, Andrew J. Schwab, Dr. Kush Parmar shares voting and dispositive power over the securities held by Ventures VII. 5AM Partners II, LLC (“Partners II”) serves as sole general partner of Ventures II and Co-Investors II. Andrew J. Schwab, Dr. Scott Rocklage and Dr. John D. Diekman are managing members of Partners II. Each of Partners II, Andrew J. Schwab, Dr. Scott Rocklage and Dr. John D. Diekman shares voting and dispositive power over the securities held by Ventures II and Co-Investors II. Andrew J. Schwab, one of our directors, is an affiliate of Ventures VII, Ventures II, and Co-Investors II. Each of Partners VII, Partners II, Andrew J. Schwab, Dr. Kush Parmar, Dr. Scott Rocklage and Dr. John D. Diekman disclaim beneficial ownership of such shares except to the extent of its or their pecuniary interest therein. The address of all entities affiliated with Ventures VII is c/o 5AM Ventures, 4 Embarcadero Center, Suite 3110, San Francisco, CA 94111.
(2)This information was obtained from the stockholder in connection with our filing of the Post-Effective Amendment to the Registration Statement on Form S-1 (Registration Statement No. 333-278286) on April 24, 2024 and reflects beneficial ownership as of March 20, 2024. Consists of (i) 1,995,916 shares of common stock held by Versant Venture Capital III, L.P. (“Versant III”), (ii) 520,173 shares of common stock issuable upon exercise of 2023 Warrants held by Versant III that are currently exercisable, (iii) 11,788 shares of common stock held by Versant Side Fund III, L.P. (“Side Fund III”) and (iv) 3,073 shares of common stock issuable upon exercise of 2023 Warrants held by Side Fund III that are currently exercisable. Versant Ventures III, LLC (“Versant Ventures III”) is the sole general partner of Versant III and Side Fund III. The Managing Directors of Versant Ventures III, Brian Atwood, Bradley Bolzon, Samuel Colella, William Link, Barbara Lubash, Ross Jaffe, Robin Praeger, Rebecca Robertson, Charles Warden and Don Milder, have voting and investment control over the securities held by Versant III and Side Fund III and as a result may be deemed to have beneficial ownership over such securities. The address of all entities affiliated with Ventures III is c/o Versant Ventures, One Sansome Street, Suite 1650, San Francisco, CA 94104.
(3)Based on a Schedule 13G filed with the SEC on August 14, 2024 reporting stock ownership as of August 14, 2024 with respect to the following reporting persons: Janus Henderson Group plc (“JHG”) and Janus Henderson Biotech Innovation Master Fund Ltd (“JHB”). Consists of 1,587,479 shares of common stock held directly by JHB. JHG has a 100% ownership stake in Janus Henderson Investors U.S. LLC ("JHIUS"), Janus Henderson Investors UK Limited ("JHIUKL") and Janus Henderson Investors Australia Institutional Funds Management Limited ("JHIAIFML"), (each an "Asset Manager" and collectively as the "Asset Managers"). Due to the above ownership structure, holdings for the Asset Managers are aggregated for purposes of this filing. Each Asset Manager is an investment adviser registered or authorized in its relevant jurisdiction and each furnishing investment advice to various fund, individual and/or institutional clients (collectively referred to herein as "Managed Portfolios"). As a result of its role as investment adviser or sub-adviser to the Managed Portfolios, JHIUS may be deemed to be the beneficial owner of 1,727,680 shares held by such Managed Portfolios. However, JHIUS does not have the right to receive any dividends from, or the proceeds from the sale of, the securities held in the Managed Portfolios and disclaims any ownership associated with such rights. JHB is exempt from registration as an investment company per section 3(c)(7) of the Investment Company Act of 1940 and is one of the Managed Portfolios to which JHIUS provides investment advice.  The address of JHG is 201 Bishopsgate, EC2M 3AE, United Kingdom, and the address of JHB is C/O Janus Henderson Investors US LLC, 151 Detroit Street, Denver, Colorado 80206.
(4)Includes (i) 9,343 shares of common stock held by a family trust of which Mr. Dhillon is the trustee, (ii) 34,688 shares of common stock held directly by Mr. Dhillon, (iii) 1,326 shares of common stock issuable upon exercise of warrants, (iv) and 76,392 and 206,535 shares of common stock underlying options and RSUs, respectively, that may be exercised or that may vest within 60 days of September 11, 2024.
(5)Includes 36,967 and 136,304 shares of common stock underlying options and RSUs, respectively, that may be exercised or that may vest within 60 days of September 11, 2024.
(6)Includes 44,334 shares of common stock underlying options that may be exercised within 60 days of September 11, 2024.
(7)Includes 23,333 and 184,689 shares of common stock underlying options and RSUs, respectively, that may be exercised or that may vest within 60 days of September 11, 2024.
(8)Includes 26,666 shares of common stock underlying options that may be exercised within 60 days of September 11, 2024.
(9)Includes 43,334 shares of common stock underlying options that may be exercised within 60 days of September 11, 2024.
(10)Includes 13,333 shares of common stock underlying options that may be exercised within 60 days of September 11, 2024.

EXECUTIVE COMPENSATION
The Company effected a reverse stock split at a ratio of one-for-two hundred and fifty (1-for-250) effective September 8, 2023 (the “Reverse Stock Split”). All share amounts and exercise prices included herein have been adjusted to reflect the Reverse Stock Split.
Summary Compensation Table
The following table sets forth information concerning the compensation earned for services rendered to us for the years ended December 31, 2023 and 2022 of our named executive officers.

SUMMARY COMPENSATION TABLE
Name and Principal Position	Year	Salary ($)	Bonus ($) (2)	Stock Awards ($) (1)	Option Awards ($) (1)	Non-Equity Incentive Plan Compensation ($)	Total ($)

Punit Dhillon	2023	450,000	-	994,364	92,974	270,000	1,807,338
CEO	2022	432,577	74,000	-	-	161,904	668,481

Kaitlyn Arsenault	2023	340,000	-	656,234	138,056	136,000	1,270,290
Chief Financial Officer	2022	325,856	55,500	-	-	87,731	469,087
___________
(1)Amounts reflect the full grant date fair value of RSUs, computed in accordance with Accounting Standards Codification (“ASC”) Topic 718 - Stock based compensation, rather than the amounts paid to or realized by the named executive officers. The valuation assumptions used in the valuation of options and RSUs may be found in Note 2 to our financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2023, filed with the SEC on March 22, 2024 (the “2023 Form 10-K”)The amount reported is also the amount that would be reported assuming the highest level of performance conditions are achieved. The RSUs vest upon achievement of the following performance milestones, subject to continued services to the Company through the applicable vesting date: an incremental 25% of the RSUs vest upon the Company achieving a market capitalization of $125 million, $250 million, $400 million and $500 million, respectively. As of December 31, 2023, no market capitalization milestone was achieved and no RSUs were vested. Amounts reflect the full grant date fair value of stock options, computed in accordance with ASC Topic 718 - Stock based compensation, rather than the amounts paid to or realized by the named executive officers. The value of stock option awards was estimated using the Black-Scholes option pricing model. The valuation assumptions used in the valuation of options and RSUs may be found in Note 2 to our financial statements included in the 2023 Form 10-K
(2)Amounts reflect the cash bonuses earned by our named executive officers for performance of services in 2023 and 2022. Bonuses were based upon achievement of corporate performance goals as determined by the Board.
Narrative Disclosure to Summary Compensation Table
Our Compensation Committee has historically determined the compensation of our named executive officers. Our Compensation Committee typically reviews and discusses management’s proposed compensation with the Chief Executive Officer for all executives other than the Chief Executive Officer. Based on those discussions and its discretion, the Compensation Committee then approves the compensation of each executive officer after discussions without members of management present.

Base Salary
Base salaries for our named executive officers are initially established through arm’s-length negotiations at the time of the executive officer’s hiring, taking into account such executive officer’s qualifications, experience, the scope of his or her responsibilities and competitive market compensation paid by other companies for similar positions within the industry and geography. Annual base salaries are intended to provide a fixed component of compensation to our named executive officers, reflecting their skill sets, experience, roles and responsibilities. Base salaries are reviewed, determined, and approved periodically, typically in connection with our annual performance review process, and adjusted from time to time to realign salaries with market levels after taking into account individual responsibilities, performance and experience. The annualized 2023 base salaries for our named executive officers were as follows: (i) $450,000 for Mr. Dhillon and (ii) $340,000 for Ms. Arsenault.
Annual Performance-Based Compensation
In addition to base salaries, our named executive officers are eligible to receive annual performance-based bonuses, which are designed to provide appropriate incentives to our executive officers to achieve annual performance goals and to reward them for achievement towards these goals. Performance based milestones are approved by the board at the beginning of the year and executive officers are assessed against these performance-based milestones subsequent to year end. With respect to 2023, our Compensation Committee awarded a bonus of $161,904 to Mr. Dhillon, a bonus of $87,731 to Ms. Arsenault. Please see “Employment and Severance Agreements -Employment Agreements” below for additional information.
Equity Incentives
We believe that our ability to grant equity-based awards is a valuable and necessary compensation tool that aligns the long-term financial interests of our employees, consultants and directors with the financial interests of our shareholders. Our Compensation Committee periodically reviews the equity incentive compensation of our executive officers, including our named executive officers, and from time to time may grant equity incentive awards to them.
In August 2023, we completed the acquisition of Bird Rock Bio, Inc. and closed a concurrent private placement financing and a convertible note financing. Following the completion of the transaction, our Compensation Committee, and its advisors undertook a review of the compensation of our executive officers, directors and employees.
Following such review, on August 25, 2023, we granted each of Mr. Dhillon and Ms. Arsenault (i) an option to purchase 9,013 and 13,383 shares of our common stock, respectively, at an exercise price per share of $3.50 and (ii) a contingent option award to, purchase 21,586 and 32,053 shares of our common stock, respectively, at an exercise price per share of $3.50, subject to the approval of an amendment to the 2014 Plan to increase the number of shares authorized for issuance under the 2014 Plan (the “Plan Amendment”). On September 29, 2023 holders of a majority of the voting power of the outstanding capital stock of the Company (the “Majority Stockholders”) and the Board approved the Plan Amendment. These options vest in equal monthly installments over four years, subject to continued services to the Company through the applicable vesting date. If a change in control occurs, 100% of such options will become fully vested.
Additionally, on August 25, 2023, we granted each of Mr. Dhillon and Ms. Arsenault (i) performance-based RSUs covering 81,110 and 53,529 shares of our common stock, respectively, and (ii) contingent performance-based RSUs covering 194,270 and 128,209 shares of our common stock, respectively, subject to approval of the Plan Amendment, which was approved by the Majority Stockholders and the Board on September 29, 2023. These RSUs vest upon achievement of the following performance milestones, subject to continued services to the Company through the applicable vesting date: 25% of the RSUs vest upon the Company achieving a market capitalization of $125 million, $250 million, $400 million and $500 million, respectively. As of December 31, 2023, no market capitalization milestone was achieved and no RSUs were vested.

Employment and Severance Arrangements
Employment Agreement with Punit Dhillon
On August 7, 2020, we entered into an employment agreement with Mr. Dhillon, our Chief Executive Officer. The agreement provides for an annual base salary of $400,000 per year and an annual discretionary bonus up to 50% of his base salary based on Mr. Dhillon’s achievement of annual corporate milestones agreed to by the Board. Effective June 1, 2022, Mr. Dhillon's annual base salary was increased to $450,000 per year and his annual discretionary bonus eligibility was increased to 60% of his base salary. Mr. Dhillon also receives the normal benefits available to other similarly situated executives and will be entitled to severance pay under the circumstances described below.
Mr. Dhillon’s employment with the Company is at-will. The employment agreement provides that, except for a termination of Mr. Dhillon’s employment for “Cause,” “By Death”, “By Disability” (as such terms are defined in his employment agreement), Mr. Dhillon is entitled to a severance payment equal to 24 months of his then current base salary, less applicable statutory deductions and withholdings if terminated by the Company.
Employment Agreement with Kaitlyn Arsenault
On October 4, 2021, we entered into an employment agreement with Ms. Arsenault, our Chief Financial Officer. The agreement provides for an annual base salary of $300,000 per year and an annual discretionary bonus of up to 35% of her base salary based in part on Ms. Arsenault’s achievement of milestones agreed to by the Board. Effective June 1, 2022, Ms. Arsenault’s annual base salary was increased to $340,000 per year and her annual discretionary bonus eligibility was increased to 40% of her base salary. Ms. Arsenault also receives the normal benefits available to other similarly situated executives and will be entitled to severance pay under the circumstances described below.
Ms. Arsenault’s employment with the Company is at-will. The employment agreement provides that, except for a termination of Ms. Arsenault’s employment for “Cause,” “By Death” or “By Disability” (as such terms are defined in her employment agreement), (a) in the event that following a “Change of Control” (as defined in the Amended and Restated Plan, if approved by stockholders) Ms. Arsenault’s employment is terminated by the Company, she will be entitled to a severance payment equal to 12 months of her then current base salary less applicable statutory deductions and withholdings, and (b) in the event that prior to a Change of Control, Ms. Arsenault’s employment is terminated by the Company, she would be entitled to a severance payment equal to (i) 6 months of her then current base salary, less applicable statutory deductions and withholdings, if such termination were to occur before April 4, 2023, (ii) 9 months of her then current base salary, less applicable statutory deductions and withholdings, if such termination were to occur on or after April 4, 2023 and before October 4, 2024, and (iii) 12 months of her then current base salary, less applicable statutory deductions and withholdings, if such termination were to occur on or after October 4, 2024.

Outstanding Equity Awards at Fiscal Year-end
As of December 31, 2023, our named executive officers held the following outstanding Company equity awards:

	Option Awards					Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Un- exercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Market or Payout Value Of Unearned Shares, Units or Other Rights That Have Not Vested ($)

Punit Dhillon,	10/10/2018(2)	800	-	76.25	10/10/2028
CEO/Chairman	8/7/2020(3)	25,200	10,800	11.25	8/7/2030
	12/14/2021(4)	6,180	6,180	14.50	12/14/2031
	12/14/2021(5)					2,667	7,254
	8/25/2023(8)	752	8,261	3.50	8/25/2033
	9/29/2023(8)	1,798	19,788	3.50	9/29/2033
	8/25/2023(9)							81,110	220,619
	9/29/2023(9)							194,270	528,414

Kaitlyn Arsenault	9/15/2021(6)	880	720	30.00	9/15/2031
CFO	10/4/2021(7)	3,520	2,880	22.50	10/4/2031
	12/14/2021(4)	3,540	3,540	14.50	12/14/2031
	12/14/2021(5)					1,333	3,626
	8/25/2023(8)	1,116	12,267	3.50	8/25/2033
	9/29/2023(8)	2,671	29,382	3.50	9/29/2033
	8/25/2023(9)							53,529	145,599
	9/29/2023(9)							128,209	348,728
(1)The market value of shares that have not vested is calculated based on the per share closing price of our common stock on December 31, 2023.
(2)The options specified above vest as follows: 1/12th each month on the anniversary of the grant date.
(3)The options specified above vest as follows: 10% vests on the grant date and 90% vests in equal semi-annually installments thereafter over four years.
(4)The options specified above vest as follows: 25% vests on the one year anniversary of the grant date and 1/48th vests monthly thereafter over three years following the one year anniversary of the grant date.
(5)The RSUs specified above vest as follows: 33% on each grant date anniversary over three years.
(6)The options specified above vest as follows: 10% vests on the grant date and 90% vests in equal annual installments thereafter over four years.
(7)The options specified above vest as follows: 10% vests on the grant date and 90% vests in equal semi-annually installments thereafter over four years.
(8)The options specified above vest as follows: monthly on the grant date thereafter over four years.
(9)The RSUs vest on the following performance milestones: an incremental 25% of the RSUs vest upon the Company achieving a market capitalization of $125 million, $250 million, $400 million and $500 million, respectively. As of December 31, 2023, no market capitalization milestone was achieved and no RSUs were vested.
Exercises of Options
There were no exercises of stock options by our named executive officers during the year ended December 31, 2023.

DIRECTOR COMPENSATION
As of December 31, 2023, our policy for the compensation of our non-employee directors is as follows:
•Each non-employee director receives a cash retainer of $40,000 on an annual basis, and an executive chair of the Board, if one is appointed as such and is a non-employee director, receives an additional $40,000 retainer annually.
•Upon election to the Board, non-employee directors receive a one-time award of 20,000 stock options which vest in twelve equal monthly installments. In subsequent annual periods, each non-employee director receives a grant of 20,000 stock options which vest in twelve equal monthly installments.
Non-employee directors who serve as members of special committees of the Board receive additional compensation as follows:
•Audit Committee: $10,000 per year ($20,000 for the chair)
•Compensation Committee: $3,500 per year ($10,000 for the chair)
•Nominating and Corporate Governance Committee: $2,500 per year ($5,000 for the chair)
On January 5, 2023, each of Drs. Dalesandro, Tyle, and Ward received 1,000 options, and on February 14, 2023, Dr. Charych received 1,000 options, which options vest monthly over 12 months. These grants were made in consideration of their service as a director of the Company for the year ended December 31, 2022 and were consistent with the non-employee director compensation policy in place at the time of the grant.
On August 25, 2023, each director other than Mr. Grayson received an annual grant of 20,000 stock options, which vest monthly over 12 months. These grants were made in consideration of their service as a director of the Company for the year ended December 31, 2023 and were consistent with the non-employee director compensation policy as of December 31, 2023.
In connection with Mr. Grayson’s appointment to the Board and in recognition of his skills, experience and future contributions to the Company, the Company paid Mr. Grayson a cash bonus of $350,000 on September 18, 2023. In addition, in recognition of his skills, experience and future contributions to the Company, on August 25, 2023, we granted Mr. Grayson performance-based RSUs covering 72,531 shares of our common stock and contingent performance-based RSUs covering 173,721 shares of our common stock, subject to approval of the Plan Amendment, which was approved by the Majority Stockholders and the Board on September 29, 2023. The RSUs vest on the following milestones: 25% of the RSUs vest upon the Company achieving a market capitalization of $125 million, $250 million, $400 million and $500 million respectively. As of December 31, 2023, no market capitalization milestone was achieved and no RSUs were vested.

The table below summarizes the compensation paid by us to our non-employee directors for the year ended December 31, 2023. Mr. Dhillon, our employee director, does not receive additional compensation for his services as a member of our Board:

DIRECTOR COMPENSATION
Name	Fees Earned or Paid in Cash ($)		Stock Awards ($) (1)	Option Awards ($) (1)		Total ($)
Margaret Dalesandro	54,516		-	61,842	(2)	116,358
Praveen Tyle	58,184		-	61,842	(3)	120,026
Keith Ward	61,504		-	61,842	(4)	123,346
Deborah Charych	35,688		-	66,592	(5)	102,280
Andy Schwab	15,988		-	58,092	(6)	74,080
Paul Grayson	364,731	(8)	889,458	-	(7)	1,254,189
(1)The amounts reported under "Stock Awards" and “Option Awards” in the above table reflect the grant date fair value of these awards as determined in accordance with the Financial Accounting Standards Board’s Accounting Standards Codification Topic 718, Compensation - Stock Compensation. The value of stock option awards was estimated using the Black-Scholes option pricing model. The valuation assumptions used in the valuation of options granted may be found in Note 8 to our financial statements included in the 2023 Form 10-K. The annual Board member grants for the year ended December 31, 2023, were granted on August 25, 2023. As of December 31, 2023, each non-employee director is entitled to an annual grant of 20,000 common stock options, all of which vest in twelve equal monthly installments.
(2)The aggregate number of shares issuable upon exercise of option awards outstanding on December 31, 2023 for Dr. Dalesandro was 22,601, of which 9,267 were fully vested.
(3)The aggregate number of shares issuable upon exercise of option awards outstanding on December 31, 2023 for Dr. Tyle was 22,101, of which 8,767 were fully vested.
(4)The aggregate number of shares issuable upon exercise of option awards outstanding on December 31, 2023 for Dr. Ward was 22,001, of which 8,667 were fully vested.
(5)The aggregate number of shares issuable upon exercise of option awards outstanding on December 31, 2023 for Dr. Charych was 21,001, of which 7,501 were fully vested.
(6)The aggregate number of shares issuable upon exercise of option awards outstanding on December 31, 2023 for Mr. Schwab was 20,001, of which 6,667 were fully vested.
(7)As of December 31, 2023, Mr. Grayson had 246,252 RUSs with market and performance based vesting conditions. The RSUs vest on the following milestones:  25% of the RSUs vest upon the Company achieving a market capitalization of $125 million, $250 million, $400 million and $500 million, respectively. As of December 31, 2023, no market capitalization milestone was achieved and no RSUs were vested.
(8)Amount includes the prorated annual cash retainer that Mr. Grayson received for his service from August 18, 2023 to December 31, 2023 and a cash bonus of $350,000 in connection with Mr. Grayson’s appointment to the Board and in recognition of his skills, experience and future contributions to the Company.

PAY VERSUS PERFORMANCE
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K (the “Pay Versus Performance Rule”), we are providing the following information about the relationship between executive compensation actually paid for our principal executive officer (“PEO”) and Non-PEO named executive officers (“NEOs”) and certain financial performance of the Company for the fiscal years listed below.

					Value of Initial Fixed $100 Investment Based On:
Fiscal Year	Summary Compensation Table Total for PEO(1)	Compensation Actually Paid to PEO(2)	Average Summary Compensation Table Total for non-PEO NEOs(3)	Average Compensation Actually Paid to non-PEO NEOs(4)	Total Shareholder Return(5)	Net Income ($)(6)
(a)	(b)	(c)	(d)	(e)	(f)	(h)
2023	$1,807,338	$1,254,456	$1,270,290	$874,797	$27.2	$(37,644,784)
2022	$668,481	$304,870	$469,087	$314,576	$40.5	$(19,481,602)
2021	$899,701	$1,087,573	$363,547	$316,184	$130	$(8,522,182)

(1)The dollar amounts reported in column (b) are the amounts of total compensation reported for Mr. Dhillon (our Chief Executive Officer) for each corresponding year in the “Total” column of the Summary Compensation Table. Refer to “Executive Compensation-Summary Compensation Table.”
(2)The dollar amounts reported in column (c) represent the amount of “compensation actually paid” to Mr. Dhillon, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to Mr. Dhillon during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to Mr. Dhillon’s total compensation for each year to determine the compensation actually paid:

Fiscal Year	Reported Summary Compensation Table Total For PEO ($)	Deduction of Reported Value of Equity Awards (a) ($)	Equity Award Adjustments (b) ($)	Compensation Actually Paid to PEO ($)
2023	1,807,338	(1,087,338)	534,456	1,254,456
2022	668,481	—	(363,611)	304,870
2021	899,701	(276,680)	464,552	1,087,573
(a)    The grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” and “Option Awards” columns in the Summary Compensation Table for the applicable year.
(b)    The equity award adjustments for each applicable year include the addition (or subtraction, as applicable) of the following: (i) the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year; (ii) the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year; (iii) for awards that are granted and vest in same applicable year, the fair value as of the vesting date; and (iv) for awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value. The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant. The amounts deducted or added in calculating the equity award adjustments are as follows:

Fiscal Year	Year End Fair Value of Equity Awards Granted During the Fiscal Year ($) (i)	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards ($) (ii)	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year ($) (iii)	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year ($) (iv)	Total Equity Award Adjustments ($)
2023	554,219	(35,861)	4,811	11,287	534,456
2022	—	(283,189)	—	(80,422)	(363,611)
2021	248,541	56,566	—	159,445	464,552

(3)The dollar amounts reported in column (d) (i) for 2022 and 2023, the amounts of total compensation reported for Ms. Arsenault (our Chief Financial Officer) for 2022 and 2023 in the “Total” column of the Summary Compensation Table and (ii) for 2021, the average of the amounts of total compensation reported for Ms. Arsenault (our Chief Financial Officer) and Richard Janney (our Former Interim Principal Accounting Officer) for 2021 in the "Total" column of the Summary Compensation Table in the Company's annual report on Form 10-K for the year ended December 31, 2021.
(4)The dollar amounts reported in column (e) represent the amount of “compensation actually paid” to Ms. Arsenault in 2022 and 2023 and the average amount of "compensation actually paid" to Ms. Arsenault and Mr. Janney in 2021, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to Ms. Arsenault or Mr. Janney during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to Ms. Arsenault’s and Mr. Janney's total compensation for the applicable year to determine the compensation actually paid, using the same methodology descried above in Note 2:

Fiscal Year	Average of Reported Summary Compensation Table Total For Non-PEO NEOs ($)	Deduction of Average of Reported Value of Equity Awards ($)	Equity Award Adjustments (a) ($)	Average Compensation Actually Paid to Non-PEO NEOs ($)
2023	1,270,290	(794,290)	398,797	874,797
2022	469,087	—	(154,511)	314,576
2021	363,547	(163,620)	116,257	316,184
(a)    The amounts deducted or added in calculating the total equity award adjustments are as follows:

Fiscal Year	Year End Fair Value of Equity Awards Granted During the Fiscal Year ($) (i)	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards ($) (ii)	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year ($) (iii)	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year ($) (iv)	Total Equity Award Adjustments ($)
2023	412,110	(15,672)	7,144	(4,785)	398,797
2022	—	(116,501)	—	(38,010)	(154,511)
2021	107,762	—	8,495	—	116,257

(5)Cumulative total shareholder return (“TSR”) is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the Company’s share price at the end and the beginning of the measurement period by the Company’s share price at the beginning of the measurement period.
(6)The dollar amounts reported represent the amount of net income (loss) reflected in the Company’s audited financial statements for the applicable year.

Compensation Actually Paid and Cumulative TSR of the Company
The graph below sets forth the relationship between the amount of Compensation Actually Paid to our PEO, the average amount of Compensation Actually Paid to our Non-PEO NEO, and the Company’s cumulative TSR over the three most recently completed fiscal years.

SKYE TSR vs. Compensation Actually Paid
Compensation Actually Paid ($M)
$1.40
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
Value of $100 Investment from 12/31/2020)
$300
$270
$240
$210
$180
$150
$120
$90
$60
$30
$0
$1.09
$0.32
$130.00
$0.37
$0.30
$40.50
$1.25
$0.87
$27.20
2021
2022
2023
PEO CAP ($M)
Average Non-PEO NEO CAP ($M)
SKYE TSR

Compensation Actually Paid and Net Income
The graph below sets forth the amount of Compensation Actually Paid to our PEO, the amount of Compensation Actually Paid to our Non-PEO NEO, and our net income during the three most recently completed fiscal years.

SKYE Net Income (Loss) vs. Compensation Actually Paid
Compensation Actually Paid ($M)
Net Income ($M)
$1.40
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
$0.0
$(5.0)
$(10.0)
$(15.0)
$(20.0)
$(25.0)
$(30.0)
$(35.0)
$(40.0)
$1.09
$0.32
($8.5)
$0.37
$0.30
($19.5)
$1.25
$0.87
($37.6)
2021
2022
2023
PEO CAP ($M)
Average Non-PEO NEO CAP ($M)
Net Income ($M)

All information provided above under the “Pay Versus Performance” heading will not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent the Company specifically incorporates such information by reference.

HOUSEHOLDING OF PROXY MATERIALS
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for stockholder meeting materials with respect to two or more stockholders sharing the same address by delivering a single set of stockholder meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.
With respect to the Special Meeting, a number of brokers with account holders who are stockholders will be “householding” our proxy materials. A single set of proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of proxy materials, please notify your broker or us. Direct your written request to Skye Bioscience, Inc., Corporate Secretary, 11250 El Camino Real Suite 100, San Diego, CA 92130. Stockholders who currently receive multiple copies of the proxy materials at their addresses and would like to request “householding” of their communications should contact their brokers.
STOCKHOLDER PROPOSALS
Our Bylaws provide notice procedures for stockholders to nominate a person as a director and to propose business to be considered by stockholders at an annual meeting of stockholders. A stockholder’s notice must be delivered in writing to the Secretary of the Company at Skye Bioscience, Inc, 11250 El Camino Real, Suite 100, San Diego, CA 92130 and must set forth as to each matter the stockholder proposes to bring before the annual meeting the information required by our Bylaws. In order to be timely, a stockholder’s notice must be delivered to the Secretary of the Company not later than the close of business on the 90th day nor earlier than the opening of business on the 120th day prior to the first anniversary of the date for the preceding year’s annual meeting of stockholders; provided that in the event that the date of the annual meeting is more than 30 days before or more than 70 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to the date of such annual meeting and not later than the close of business on the later of the 90th day prior to the date of such annual meeting or the 10th day following the day on which public announcement (as defined in the Bylaws) of the date of such annual meeting is first made by the Company. We did not hold an annual meeting of stockholders in the year ended December 31, 2023 and do not intend to hold an annual meeting of stockholders in the year ending December 31, 2024, and we have not yet made a public announcement of the date of the next annual meeting of stockholders (the “2025 Annual Meeting”). As a result, in order to be timely, a stockholder’s notice must be delivered as set forth above not earlier than the close of business on the 120th day prior to the date of the 2025 Annual Meeting and not later than the close of business on the later of the 90th day prior to the date of the 2025 Annual Meeting or the 10th day following the day on which public announcement of the date of the 2025 Annual Meeting is first made by the Company. We will announce the date of our 2025 Annual Meeting if such meeting is called.
In addition, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act.

Because we did not hold an annual meeting of stockholders in the year ended December 31, 2023 and do not intend to hold an annual meeting of stockholders in the year ending December 31, 2024, stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act and intended to be presented at the 2025 Annual Meeting must be delivered as set forth above a reasonable time before the Company begins to print and send its proxy materials for such meeting in order to be considered for inclusion in the Company’s proxy materials for that meeting. We will announce the specific date by which such proposals must be received by us in a quarterly report on Form 10-Q or a current report on Form 8-K.

ADJOURNMENT OF THE SPECIAL MEETING OF SHAREHOLDERS
Our Bylaws provide that, if a quorum is not represented, a majority of the voting power represented, or the person presiding at, the Special Meeting may adjourn the meeting from time to time until a quorum shall be represented. If it is necessary to adjourn the Special Meeting, notice need not be given of the adjourned meeting if the time and place thereof are announced at the Special Meeting. However, if a new record date is fixed for the adjourned meeting, notice of the adjourned meeting must be given to each stockholder of record as of the new record date. The stockholders present at a duly convened meeting at which a quorum is present may continue to transact business until adjournment, notwithstanding the departure of enough stockholders to leave less than a quorum of the voting power.
WHERE YOU CAN FIND MORE INFORMATION
We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this Proxy Statement, over the Internet at the SEC’s website at http://www.sec.gov.
If you would like additional copies of this Proxy Statement or if you have questions about the proposal to be presented at the Special Meeting, you should contact the Company at the following address and telephone number:
Skye Bioscience, Inc.
Attention: Corporate Secretary
11250 El Camino Real, Suite 100
San Diego, CA 92130
Toll Free: (858) 410-0266
Email: ir@skyebioscience.com
You may also obtain these documents by requesting them via e-mail from ir@skyebioscience.com.

By Order of the Board
/s/ Punit Dhillon
Chairman and Chief Executive Officer

APPENDIX A
SKYE BIOSCIENCE, INC.
AMENDED AND RESTATED OMNIBUS INCENTIVE PLAN
ARTICLE I
PURPOSE AND ADOPTION OF THE PLAN
1.01.Purpose.  The purpose of the Skye Bioscience, Inc. Amended and Restated Omnibus Incentive Plan (as may be further amended from time to time, the “Plan”) is to assist in attracting and retaining highly competent employees, executive officers, directors and Consultants to act as an incentive in motivating selected employees, executive officers, directors and Consultants of the Company and its Subsidiaries to achieve long-term corporate objectives.
1.02.Adoption and Term.  The Plan was initially approved and adopted by the Board to be effective as of October 31, 2014. The Plan, as most recently amended and restated, was approved by the Board on September 10, 2024 (the “Amendment and Restatement Date”), subject to the approval of the stockholders of the Company.  The Plan shall remain in effect until the tenth (10th) anniversary of the Amendment and Restatement Date, or until terminated by action of the Board, whichever occurs sooner.
ARTICLE II
DEFINITIONS
For the purpose of this Plan, capitalized terms shall have the following meanings:
2.01.“Administrator” has the meaning specified in Section 3.
2.02.“Affiliate” means an entity in which, directly or indirectly through one or more intermediaries, the Company has at least a fifty percent (50%) ownership interest or, where permissible under Section 409A of the Code, at least a twenty percent (20%) ownership interest; provided, however, for purposes of any grant of an Incentive Stock Option, “Affiliate” means a corporation which, for purposes of Section 424 of the Code, is a parent or subsidiary of the Company, directly or indirectly.
2.02.“Award” means any one or a combination of Non-Qualified Stock Options or Incentive Stock Options described in Article VI, Stock Appreciation Rights described in Article VI, Restricted Shares and Restricted Stock Units described in Article VII, Performance Awards described in Article VIII, other stock-based Awards described in Article IX, or any other Award made under the terms of the Plan.
2.03.“Award Agreement” means a written agreement between the Company and a Participant or a written acknowledgment from the Company to a Participant specifically setting forth the terms and conditions of an Award granted under the Plan.
2.04.“Award Period” means, with respect to an Award, the period of time, if any, set forth in the Award Agreement during which specified target performance goals must be achieved or other conditions set forth in the Award Agreement must be satisfied.
2.05.“Beneficiary” means an individual, trust or estate who or which, by a written designation of the Participant filed with the Company, or if no such written designation is filed, by operation of law, succeeds to the rights and obligations of the Participant under the Plan and the Award Agreement upon the Participant's death.
2.06.“Board” means the Board of Directors of the Company.

2.07.“Cause” means (a) if a Participant is a party to a written employment, severance or consulting agreement with the Company or any of its Subsidiaries or an Award Agreement in which the term “cause” is defined, “Cause” as defined in such agreement, and (b) if no such agreement exists, (i) the Administrator’s determination that the Participant failed to substantially perform the Participant’s duties (other than a failure resulting from the Participant’s Disability); (ii) the Administrator’s determination that the Participant failed to carry out, or comply with any lawful and reasonable directive of the Board or the Participant’s immediate supervisor; (iii) the Participant’s unauthorized use or disclosure of confidential information or trade secrets of the Company or any of its Subsidiaries or any material breach of a written agreement between the Participant and the Company; (iv) the occurrence of any act or omission by the Participant that could reasonably be expected to result in (or has resulted in) the Participant’s conviction, plea of no contest, plea of nolo contendere, or imposition of un-adjudicated probation for any felony or indictable offense or crime involving moral turpitude; (v) the Participant’s unlawful use (including being under the influence) or possession of illegal drugs on the premises of the Company or any of its Subsidiaries or while performing the Participant’s duties and responsibilities for the Company or any of its Subsidiaries; or (vi) the Participant’s commission of an act of fraud, embezzlement, misappropriation, misconduct, or breach of fiduciary duty against the Company or any of its Subsidiaries.
2.08.“Canadian Person” means any person subject to tax under the laws or Canada or any province or territory situated therein in respect of an Award.
2.08.“Change in Control” means, and shall be deemed to have occurred upon the occurrence of, any one of the following events:
(a)The acquisition in one or more transactions, other than from the Company, by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act), other than the Company, an Affiliate or any employee benefit plan (or related trust) sponsored or maintained by the Company or an Affiliate, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of a number of Company Voting Securities in excess of 50% of the Company Voting Securities unless such acquisition has been approved by the Board;
(b)Any election has occurred of persons to the Board that causes two-thirds of the Board to consist of persons other than (i) persons who were members of the Board on the Amendment and Restatement Date and (ii) persons who were nominated for elections as members of the Board at a time when two-thirds of the Board consisted of persons who were members of the Board on the Amendment and Restatement, provided, however, that any person nominated for election by a Board at least two-thirds of whom constituted persons described in clauses (i) and/or (ii) or by persons who were themselves nominated by such Board shall, for this purpose, be deemed to have been nominated by a Board composed of persons described in clause (i);
(c)The consummation (i.e. closing) of a reorganization, merger or consolidation involving the Company, unless, following such reorganization, merger or consolidation, all or substantially all of the individuals and entities who were the respective beneficial owners of the Outstanding Common Stock and Company Voting Securities immediately prior to such reorganization, merger or consolidation, following such reorganization, merger or consolidation beneficially own, directly or indirectly, more than 75% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors or trustees, as the case may be, of the entity resulting from such reorganization, merger or consolidation in substantially the same proportion as their ownership of the Outstanding Common Stock and Company Voting Securities immediately prior to such reorganization, merger or consolidation, as the case may be;
(d)The consummation (i.e. closing) of a sale or other disposition of all or substantially all the assets of the Company, unless, following such sale or disposition, all or substantially all of the individuals and entities who were the respective beneficial owners of the Outstanding Common Stock and Company Voting Securities immediately prior to such sale or disposition, following such sale or disposition beneficially own, directly or indirectly, more than 75% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors or trustees, as the case may be, of the entity purchasing such assets in substantially the same proportion as their ownership of the Outstanding Common Stock and Company Voting Securities immediately prior to such sale or disposition, as the case may be; or
(e)a complete liquidation or dissolution of the Company.

2.09.“Code” means the Internal Revenue Code of 1986, as amended. References to a section of the Code shall include that section and any comparable section or sections of any future legislation that amends, supplements or supersedes said section.
2.11.“Common Stock” means the common stock of the Company, par value $0.001 per share.
2.12.“Company” or “Skye” means Skye Bioscience, Inc., a Nevada corporation, and its successors.
2.13.“Company Voting Securities” means the combined voting power of all outstanding voting securities of the Company entitled to vote generally in the election of directors to the Board.
2.14.“Consultant” means an individual consultant or an employee, executive officer or director of a consultant entity who spends a significant amount of time and attention on the affairs and business of the Company or a Subsidiary, other than a Participant that is an employee, who:
(a)is engaged to provide services on a bona fide basis to the Company or a Subsidiary, other than services provided in relation to a distribution of securities of the Company or a Subsidiary;
(b)provides the services under a written contract with the Company or a Subsidiary; and
(c)spends or will spend a significant amount of time and attention on the affairs and business of the Company or a Subsidiary.
2.15.“Date of Grant” means the date designated by the Administrator as the date as of which it grants an Award, which shall not be earlier than the date on which the Administrator approves the granting of such Award.
2.16.“Disability” means (a) if a Participant is a party to a written employment, severance or consulting agreement with the Company or any of its Subsidiaries or an Award Agreement in which the term “disability” is defined, “Disability” as defined in such agreement, and (b) if no such agreement exists, a permanent and total disability under Section 22(e)(3) of the Code, as amended.
2.16.“Dividend Equivalent Account” means a bookkeeping account in accordance with Section 11.17 and related to an Award that is credited with the amount of any cash dividends or stock distributions that would be payable with respect to the shares of Common Stock subject to such Awards had such shares been outstanding shares of Common Stock.
2.17.“Exchange Act” means the Securities Exchange Act of 1934, as amended.
2.18.“Exercise Price” means, with respect to a Stock Appreciation Right, the amount established by the Administrator in the Award Agreement which is to be subtracted from the Fair Market Value on the date of exercise in order to determine the amount of the payment to be made to the Participant, as further described in Section 6.02(b).
2.19.“Fair Market Value” means, as of any applicable date:
(a)for Canadian persons, if the Common Stock is listed on the Canadian Securities Exchange, the closing sales price of the Common Stock on the exchange on that date, or, if no sale of the Common Stock occurred on that date, on the next preceding date on which there was a reported sale;
(b)for US persons, if the Common Stock is listed on a national securities exchange or is authorized for quotation on the Nasdaq National Market System (“NMS”), the closing sales price of the Common Stock on the exchange or NMS, as the case may be, on that date, or, if no sale of the Common Stock occurred on that date, on the next preceding date on which there was a reported sale;

(c)if none of the above apply for the particular person, the closing bid price as reported by the Nasdaq Capital Market on that date, or if no price was reported for that date, on the next preceding date for which a price was reported;
(d)if none of the above apply for the particular person, the last reported bid price published in the “pink sheets” or displayed on the Financial Industry Regulatory Authority (“FINRA”), Electronic Bulletin Board, or OTC Markets, Inc. as the case may be; or
(e)if none of the above apply, the fair market value of the Common Stock as determined under procedures established by the Administrator.
2.20.“Incentive Stock Option” means a stock option within the meaning of Section 422 of the Code.
2.22.“Non-Qualified Stock Option” means a stock option which is not an Incentive Stock Option.
2.24.“Options” means all Non-Qualified Stock Options and Incentive Stock Options granted at any time under the Plan.
2.25.“Outstanding Common Stock” means, at any time, the issued and outstanding shares of Common Stock.
2.26.“Participant” means an employee, director or Consultant of the Company or any Subsidiary, or a Permitted Assign thereof, who receives an Award under the Plan in accordance with Section 5.01, who enters into an Award Agreement with respect to such Award that is fully executed and delivered by all parties thereto, and, with respect to Canadian Persons, whose participation in the distribution is voluntary. Participation in a distribution is considered “voluntary” if:
(a)in the case of an employee or the employee’s Permitted Assign, the employee or the employee’s Permitted Assign is not induced to participate in the distribution by expectation of employment or continued employment of the employee with the Company;
(b)in the case of a Consultant or the Consultant’s Permitted Assign, the Consultant or the Consultant’s Permitted Assign is not induced to participate in the distribution by expectation of engagement of the Consultant to provide services or continued engagement of the Consultant to provide services to the Company; and
(c)in the case of an employee of a Consultant, the individual is not induced by the Company or the Consultant to participate in the distribution by expectation of employment or continued employment with the Consultant.
2.27.“Performance Awards” means Awards granted in accordance with Article VIII.
2.28. “Performance Goals” mean the criteria (and adjustments) that the Administrator may select for an Award to establish performance goals for a performance period, which may include, without limitation, the following: net earnings or losses (either before or after one or more of interest, taxes, depreciation, amortization, and non-cash equity-based compensation expense); gross or net sales or revenue or sales or revenue growth; net income (either before or after taxes) or adjusted net income; profits (including but not limited to gross profits, net profits, profit growth, net operation profit or economic profit), profit return ratios or operating margin; budget or operating earnings (either before or after taxes or before or after allocation of corporate overhead and bonus); cash flow (including operating cash flow and free cash flow or cash flow return on capital); return on assets; return on capital or invested capital; cost of capital; return on stockholders’ equity; total stockholder return; return on sales; costs, reductions in costs and cost control measures; expenses; working capital; earnings or loss per share; adjusted earnings or loss per share; price per share or dividends per share (or appreciation in or maintenance of such price or dividends); regulatory achievements or compliance; implementation, completion or attainment of objectives relating to research, development, regulatory, commercial, or strategic milestones or developments; market share; market capitalization; economic value or economic value added models; division, group or corporate financial goals; customer satisfaction/growth; customer service; employee satisfaction; recruitment and maintenance of personnel; human capital management (including diversity and inclusion); supervision of litigation and other legal matters; strategic partnerships and transactions; financial ratios (including those measuring liquidity, activity, profitability or leverage); debt levels or reductions; sales-related goals; financing and other capital raising transactions;

cash on hand; acquisition activity; investment sourcing activity; and marketing initiatives, any of which may be measured in absolute terms or as compared to any incremental increase or decrease. Such performance goals also may be based solely by reference to the Company’s performance or the performance of a Subsidiary, division, business segment or business unit of the Company or a Subsidiary, or based upon performance relative to performance of other companies or upon comparisons of any of the indicators of performance relative to performance of other companies.
2.29.“Permitted Assign” means, for a person that is an employee, executive officer, director or Consultant of the Company or of a Subsidiary: (a) a trustee, custodian, or administrator acting on behalf of, or for the benefit of the person; (b) a holding entity of the person; (c) a “registered retirement savings plan”, “registered retirement income fund”, or “tax-free savings account” (all within the meaning of the Income Tax Act (Canada)) of the person; (d) a spouse of the person; (e) a trustee, custodian, or administrator acting on behalf of, or for the benefit of the spouse of the person; (f) a holding entity of the spouse of the person; or (g) a “registered retirement savings plan”, “registered retirement income fund”, or “tax-free savings account” (all within the meaning of the Income Tax Act (Canada)) of the spouse of the person.
2.30.“Plan” has the meaning given to such term in Section 1.01.
2.31.“Purchase Price” with respect to Options, shall have the meaning set forth in Section 6.01(b).
2.32.“Related Person” means, for the Company: (a) a director or executive officer of the Company or an Affiliate of the Company; (b) an associate of a director or executive officer of the Company or an Affiliate of the Company; or (c) a Permitted Assign of a director or executive officer of the Company or an Affiliate of the Company.
2.33.“Restricted Shares” means Common Stock subject to restrictions imposed in connection with Awards granted under Article VII.
2.34.“Restricted Stock Unit” means a unit representing the right to receive Common Stock or the value thereof in the future subject to restrictions imposed in connection with Awards granted under Article VII.
2.35.“Rule 16b-3” means Rule 16b-3 promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act, as the same may be amended from time to time, and any successor rule.
2.36.“Stock Appreciation Rights” means awards granted in accordance with Article VI.
2.37.“Subsidiary” means any corporation in which the Company owns, directly or indirectly, at least 50% of the total combined voting power of all classes of stock, or any other entity (including partnerships and joint ventures) in which the Company owns, directly or indirectly, at least 50% of the combined equity thereof; provided, however, that for purposes of determining whether any individual may be a Participant for purposes of any grant of an Incentive Stock Option, “Subsidiary” shall have the meaning ascribed to such term in Section 424(f) of the Code.
2.38.“Termination of Service” means the voluntary or involuntary termination of a Participant’s service as an employee, director or consultant with the Company or an Affiliate for any reason, including death, Disability, retirement or as the result of the divestiture of the Participant’s employer or any similar transaction in which the Participant’s employer ceases to be the Company or one of its Subsidiaries.  Whether entering military or other government service shall constitute Termination of Service, or whether and when a Termination of Service shall occur as a result of Disability, shall be determined in each case by the Administrator in its sole discretion.
ARTICLE III
ADMINISTRATION
3.01.Administrator.
(a) Duties and Authority.  The Plan shall be administered by the Board, or at the discretion of the Board, by a committee of the Board consisting of not less than two (2) directors (the Board or such committee of the

Board, the “Administrator”); provided, however, that if any member of the Administrator is not a “Non-Employee Director” within the meaning of Rule 16b-3, then any Awards granted to individuals subject to the reporting requirements of Section 16 of the Exchange Act shall be approved by the Board.  The Administrator shall have exclusive and final authority in each determination, interpretation or other action affecting the Plan and its Participants.
The Administrator shall have the sole discretionary authority to interpret the Plan, to establish and modify administrative rules for the Plan, to impose such conditions and restrictions on Awards as it determines appropriate, and to make all factual determinations with respect to and take such steps in connection with the Plan and Awards granted hereunder as it may deem necessary or advisable.  The Administrator may delegate such of its powers and authority under the Plan as it deems appropriate to a subcommittee of the Administrator or designated officers or employees of the Company.  In the event of such delegation of authority or exercise of authority by the Board, references in the Plan to the Administrator shall be deemed to refer, as appropriate, to the delegate of the Administrator or the Board.  Actions taken by the Administrator or any subcommittee thereof, and any delegation by the Administrator to designated officers or employees, under this Section 3.01 shall comply with Section 16(b) of the Exchange Act, and the regulations promulgated under such statutory provisions, or the respective successors to such statutory provisions or regulations, as in effect from time to time, to the extent applicable.
(b)Indemnification.  Each person who is or shall have been a member of the Board or the Administrator, or an officer or employee of the Company to whom authority was delegated in accordance with the Plan shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such individual in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf; provided, however, that the foregoing indemnification shall not apply to any loss, cost, liability, or expense that is a result of his or her own willful misconduct.  The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or Bylaws, conferred in a separate agreement with the Company, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.
ARTICLE IV
SHARES
4.01.Share Reserve.
(a)General. The total number of shares authorized to be issued under the Plan, since its inception, shall equal 4,000,000. The foregoing share limit shall be subject to adjustment in accordance with Section 11.07. The shares to be offered under the Plan shall be authorized and unissued Common Stock, or issued Common Stock that shall have been reacquired by the Company.
(b)Automatic Increases. The aggregate number of shares of Common Stock reserved for awards under Section 4.01(a) will automatically increase on January 1 of each year, for a period of no more than ten years, commencing on January 1, 2023 and ending on (and including) January 1, 2032 in an amount equal to 5% of the total number of shares of Common Stock outstanding on December 31 of the preceding calendar year. Notwithstanding the foregoing, the Board may act prior to January 1 of a given year to provide that there will be no January 1 increase for such year or that the increase for the year will be a lesser number of shares of Common Stock than provided herein.
(c)Incentive Stock Option Limitation. Subject to the adjustment in Section 11.07, the aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options is 4,000,000 provided that such number will automatically increase on January 1 of each year, for a period of no more than ten years, commencing on January 1, 2023 and ending on (and including) January 1, 2032 in an amount equal to 5% of the total number of shares of Common Stock outstanding on the Amendment and Restatement Date. Notwithstanding the

foregoing, the Board may act prior to January 1 of a given year to provide that there will be no January 1 increase for such year or that the increase for the year will be a lesser number of shares of Common Stock than provided herein.
4.02.Limits on Awards. Unless securityholder approval is obtained in accordance with applicable securities laws, the following limitations shall apply to the Plan and all Awards:
(a)the number of securities, calculated on a fully diluted basis, reserved for issuance under the Awards granted to: (i) Related Persons, shall not exceed 10% of the outstanding securities of the Company, or (ii) a Related Person, shall not exceed 5% of the outstanding securities of the Company; and
(b)the number of securities, calculated on a fully diluted basis, issued within 12 months, to: (i) Related Persons, shall not exceed 10% of the outstanding securities of the Company, or (ii) a Related Person, shall not exceed 5% of the outstanding securities of the Company.
4.03.Shares Subject to Terminated Awards.  Common Stock covered by any unexercised portions of Options or Stock Appreciation Rights or terminated or forfeited Awards, and Common Stock subject to any Awards that are otherwise surrendered by the Participant may again be subject to new Awards under the Plan.  Shares of Common Stock surrendered to or withheld by the Company in payment or satisfaction of the Purchase Price of an Option or tax withholding obligation with respect to an Award shall be available for the grant of new Awards under the Plan.  In the event of the exercise of Stock Appreciation Rights, whether or not granted in tandem with Options, only the number of shares of Common Stock actually issued in payment of such Stock Appreciation Rights shall be charged against the number of shares of Common Stock available for the grant of Awards hereunder.
4.04.Non-Employee Director Compensation. Notwithstanding any provision to the contrary in the Plan, the Administrator may establish compensation for non-employee Directors from time to time, subject to the limitations in the Plan. The Administrator will from time to time determine the terms, conditions and amounts of all such non-employee Director compensation in its discretion and pursuant to the exercise of its business judgment, taking into account such factors, circumstances and considerations as it shall deem relevant from time to time, provided that the sum of any cash compensation, or other compensation, and the value (determined as of the grant date in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, or any successor thereto) of Awards granted to a non-employee Director as compensation for services as a non-employee Director during any calendar year of the Company may not exceed $1,000,000 (increased to $1,500,000 in the calendar year of a non-employee Director’s initial service as a non-employee director or any calendar year during which a non-employee Director serves as chairman of the Board or lead independent Director, which limits shall not apply to the compensation for any non-employee Director of the Company who serves in any capacity in addition to that of a non-employee Director for which he or she receives additional compensation or any compensation paid to any non-employee Director prior to the calendar year following the calendar year in which the Amendment and Restatement Date occurs). The Administrator may make exceptions to this limit for individual non-employee Directors, as the Administrator may determine in its discretion.
ARTICLE V
PARTICIPATION
5.01.Eligible Participants.  Participants in the Plan shall be such employees, directors and Consultants of the Company and its Subsidiaries as the Administrator, in its sole discretion, may designate from time to time. The Administrator’s designation of a Participant in any year shall not require the Administrator to designate such person to receive Awards or grants in any other year. The designation of a Participant to receive Awards or grants under one portion of the Plan does not require the Administrator to include such Participant under other portions of the Plan. The Administrator shall consider such factors as it deems pertinent in selecting Participants and in determining the type and amount of their respective Awards.

ARTICLE VI
STOCK OPTIONS AND STOCK APPRECIATION RIGHTS
6.01.Option Awards.
(a)Grant of Options.  The Administrator may grant, to such Participants as the Administrator may select, Options entitling the Participant to purchase shares of Common Stock from the Company in such number, at such price, and on such terms and subject to such conditions, not inconsistent with the terms of this Plan, as may be established by the Administrator.  The terms of any Option granted under this Plan shall be set forth in an Award Agreement.
(b)Purchase Price of Options.  The Purchase Price of each share of Common Stock which may be purchased upon exercise of any Option granted under the Plan shall be determined by the Administrator; provided, however, that in no event shall the Purchase Price be less than the Fair Market Value on the Date of Grant; provider further that, with respect to Canadian persons, in no event shall the Purchase Price be less than the greater of the Fair Market Value on (a) the trading day prior to the Date of Grant and (b) the Date of Grant.
(c)Designation of Options.  The Administrator shall designate, at the time of the grant of each Option, the Option as an Incentive Stock Option or a Non-Qualified Stock Option; provided, however, that an Option may be designated as an Incentive Stock Option only if the applicable Participant is an employee of the Company or a Subsidiary on the Date of Grant.
(d)Option Term.  The term of each Option shall be fixed by the Administrator, but, subject to the special restrictions applicable to Incentive Stock Options specified in Section 6.01(e), no Option shall be exercisable more than ten (10) years after the Date of Grant.
(e)Special Incentive Stock Option Rules.  No Participant may be granted Incentive Stock Options under the Plan (or any other plans of the Company) that would result in Incentive Stock Options to purchase shares of Common Stock with an aggregate Fair Market Value (measured on the Date of Grant) of more than $100,000 first becoming exercisable by the Participant in any one calendar year.  Notwithstanding any other provision of the Plan to the contrary, the Purchase Price of each Incentive Stock Option shall be equal to or greater than the Fair Market Value of the Common Stock subject to the Incentive Stock Option as of the Date of Grant of the Incentive Stock Option; provided, however, that no Incentive Stock Option shall be granted to any person who, at the time the Option is granted, owns stock (including stock owned by application of the constructive ownership rules in Section 424(d) of the Code) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, unless at the time the Incentive Stock Option is granted the price of the Option is at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock subject to the Incentive Stock Option and the Incentive Stock Option by its terms is not exercisable for more than five years from the Date of Grant.
(f)Rights As a Stockholder.  A Participant or a transferee of an Option pursuant to Section 11.04 shall have no rights as a stockholder with respect to Common Stock covered by an Option until the Participant or transferee shall have become the holder of record of any such shares, and no adjustment shall be made for dividends in cash or other property or distributions or other rights with respect to any such Common Stock for which the record date is prior to the date on which the Participant or a transferee of the Option shall have become the holder of record of any such shares covered by the Option; provided, however, that Participants are entitled to share adjustments to reflect capital changes under Section 11.07.
(g)Exercise Due to Death or Disability.  If an optionee's employment with the Company terminates by reason of death or Disability, the Option may thereafter be immediately exercised, to the extent then exercisable (or on such accelerated basis as the Administrator shall determine at or after the grant), by the legal representative of the optionee, by the legal representative of the estate of the optionee, or by the legatee of the optionee under the will of the optionee, within such period of time as is specified in the Award Agreement from the date of such death or Disability.
(h)Period of Exercise After Termination of Employment.  Except as otherwise provided in this paragraph or otherwise determined by the Administrator, if an optionee's employment with the Company terminates for any reason other than death or Disability (except for termination for Cause), the optionee must exercise his or her Options, to the extent then exercisable (or on such accelerated basis as the Administrator shall determine at or after grant), within such period of time as is specified in the Award Agreement from the date of such termination.  If the optionee does not exercise his or her Options within such specified period, the Options automatically terminate, and such Options become null and void.
(i) Acceleration or Extension of Exercise Time.  The Administrator, in its sole discretion, shall have the right (but shall not be obligated), exercisable on or at any time after the Date of Grant, to permit the exercise of an Option or Stock Appreciation Right (i) prior to the time such Option or Stock Appreciation Right would become exercisable under the terms of the Award Agreement, (ii) after the termination of the Option or Stock Appreciation Right under the terms of the Award Agreement, or (iii) after the expiration of the Option or Stock Appreciation Right.
6.02.Stock Appreciation Rights.
(a)Stock Appreciation Right Awards.  The Administrator is authorized to grant to any Participant one or more Stock Appreciation Rights.  Such Stock Appreciation Rights may be granted either independent of or in tandem with Options granted to the same Participant. Stock Appreciation Rights granted in tandem with Options may be granted simultaneously with, or, in the case of Non-Qualified Stock Options, subsequent to, the grant to such Participant of the related Option; provided however, that: (i) any Option covering any share of Common Stock shall expire and not be exercisable upon the exercise of any Stock Appreciation Right with respect to the same share, (ii) any Stock Appreciation Right covering any share of Common Stock shall expire and not be exercisable upon the exercise of any related Option with respect to the same share, and (iii) an Option and Stock Appreciation Right covering the same share of Common Stock may not be exercised simultaneously.  Upon exercise of a Stock Appreciation Right with respect to a share of Common Stock, the Participant shall be entitled to receive an amount equal to the excess, if any, of (A) the Fair Market Value of a share of Common Stock on the date of exercise over (B) the Exercise Price of such Stock Appreciation Right established in the Award Agreement, which amount shall be payable as provided in Section 6.02(c).
(b)Exercise Price. The Exercise Price established under any Stock Appreciation Right granted under this Plan shall be determined by the Administrator, but in the case of Stock Appreciation Rights granted in tandem with Options shall not be less than the Purchase Price of the related Option; provided, however, that in no event shall the Exercise Price be less than the Fair Market Value on the Date of Grant.  Upon exercise of Stock Appreciation Rights granted in tandem with options, the number of shares subject to exercise under any related Option shall automatically be reduced by the number of shares of Common Stock represented by the Option or portion thereof which are surrendered as a result of the exercise of such Stock Appreciation Rights.
(c)Payment of Incremental Value.  Any payment which may become due from the Company by reason of a Participant's exercise of a Stock Appreciation Right may be paid to the Participant as determined by the Administrator (i) all in cash, (ii) all in Common Stock, or (iii) in any combination of cash and Common Stock.  In the event that all or a portion of the payment is made in Common Stock, the number of shares of Common Stock delivered in satisfaction of such payment shall be determined by dividing the amount of such payment or portion thereof by the Fair Market Value on the Exercise Date.  No fractional share of Common Stock shall be issued to make any payment in respect of Stock Appreciation Rights; if any fractional share would be issuable, the combination of cash and Common Stock payable to the Participant shall be adjusted as directed by the Administrator to avoid the issuance of any fractional share.
6.03.Terms of Stock Options and Stock Appreciation Rights.
(a)Conditions on Exercise.  An Award Agreement with respect to Options or Stock Appreciation Rights may contain such waiting periods, exercise dates and restrictions on exercise (including, but not limited to, periodic installments) as may be determined by the Administrator.  In the event the Administrator grants an Option or Stock Appreciation Right that would be subject to Section 409A of the Code, the Administrator may include such additional terms, conditions and restrictions on the exercise of such Option or Stock Appreciation Right as the Administrator deems necessary or advisable in order to comply with the requirements of Section 409A of the Code.

(b)Duration of Options and Stock Appreciation Rights.  Options and Stock Appreciation Rights shall terminate upon the first to occur of the following events:
(i)Expiration of the Option or Stock Appreciation Right as provided in the Award Agreement; or
(ii)Termination of the Award in the event of a Participant's Disability, retirement, death or other Termination of Service as provided in the Award Agreement; or
(iii)In the case of an Option, ten years from the Date of Grant (five years in certain cases, as described in Section 6.01(e)); or
(iv)Solely in the case of a Stock Appreciation Right granted in tandem with an Option, upon the expiration of the related Option.
6.04.Exercise Procedures.  Each Option and Stock Appreciation Right granted under the Plan shall be exercised under such procedures and by such methods as the Board may establish or approve from time to time.  The Purchase Price of shares purchased upon exercise of an Option granted under the Plan shall be paid in full in cash by the Participant pursuant to the Award Agreement; provided, however, that the Administrator may (but shall not be required to) permit payment to be made (a) except in the case of a Participant that is a Canadian Person, by delivery to the Company of shares of Common Stock held by the Participant, (b) by a “net exercise” method under which Options are exchanged for a number of shares of Common Stock equal to the number of shares that would otherwise be issued upon the Options’ exercise minus a number of shares having a Fair Market Value equal to the Options’ aggregate Purchase Price (rounded up to the nearest whole number of shares), or (c) such other consideration as the Administrator deems appropriate and in compliance with applicable law (including payment under an arrangement constituting a brokerage transaction as permitted under the provisions of Regulation T applicable to cashless exercises promulgated by the Federal Reserve Board, unless prohibited by Section 402 of the Sarbanes-Oxley Act of 2002).  In the event that any Common Stock shall be transferred to the Company to satisfy all or any part of the Purchase Price, the part of the Purchase Price deemed to have been satisfied by such transfer of Common Stock shall be equal to the product derived by multiplying the Fair Market Value as of the date of exercise times the number of shares of Common Stock transferred to the Company.  The Participant may not transfer to the Company in satisfaction of the Purchase Price any fractional share of Common Stock.
ARTICLE VII
RESTRICTED SHARES AND RESTRICTED STOCK UNITS
7.01.Award of Restricted Stock and Restricted Stock Units.  The Administrator may grant to any Participant an Award of Restricted Shares consisting of a specified number of shares of Common Stock issued to the Participant subject to such terms, conditions and forfeiture and transfer restrictions, whether based on performance standards, periods of service, retention by the Participant of ownership of specified shares of Common Stock or other criteria, as the Administrator shall establish.  The Administrator may also grant Restricted Stock Units representing the right to receive shares of Common Stock in the future subject to such terms, conditions and restrictions, whether based on performance standards, periods of service, retention by the Participant of ownership of specified shares of Common Stock or other criteria, as the Administrator shall establish.  The terms of any Restricted Share and Restricted Stock Unit Awards granted under this Plan shall be set forth in an Award Agreement which shall contain provisions determined by the Administrator and not inconsistent with this Plan.
7.02.Restricted Shares.
(a)Issuance of Restricted Shares.  As soon as practicable after the Date of Grant of a Restricted Share Award by the Administrator, the Company shall cause to be transferred on the books of the Company, or its agent, Common Stock, registered on behalf of the Participant, evidencing the Restricted Shares covered by the Award, but subject to forfeiture to the Company as of the Date of Grant if an Award Agreement with respect to the Restricted Shares covered by the Award is not duly executed by the Participant and timely returned to the Company.  All Common Stock covered by Awards under this Article VII shall be subject to the restrictions, terms and conditions contained in the Plan and the Award

Agreement entered into by the Participant.  Until the lapse or release of all restrictions applicable to an Award of Restricted Shares, the share certificates representing such Restricted Shares may be held in custody by the Company, its designee, or, if the certificates bear a restrictive legend, by the Participant.  Upon the lapse or release of all restrictions with respect to an Award as described in Section 7.02(d), one or more share certificates, registered in the name of the Participant, for an appropriate number of shares as provided in Section 7.02(d), free of any restrictions set forth in the Plan and the Award Agreement shall be delivered to the Participant.
(b)Stockholder Rights.  Beginning on the Date of Grant of the Restricted Share Award and subject to execution of the Award Agreement as provided in Section 7.02(a), the Participant shall become a stockholder of the Company with respect to all shares subject to the Award Agreement and shall have all of the rights of a stockholder, including, but not limited to, the right to vote such shares and the right to receive dividends; provided, however, that any Common Stock distributed as a dividend or otherwise with respect to any Restricted Shares as to which the restrictions have not yet lapsed, shall be subject to the same restrictions as such Restricted Shares and held or restricted as provided in Section 7.02(a).
(c)Restriction on Transferability.  None of the Restricted Shares may be assigned or transferred (other than by will or the laws of descent and distribution, or to a revocable inter vivos trust with respect to which the Participant is treated as the owner under Sections 671 through 677 of the Code, except to the extent that Section 16 of the Exchange Act limits a Participant's right to make such transfers), pledged or sold prior to lapse of the restrictions applicable thereto.
(d)Delivery of Shares Upon Vesting.  Upon expiration or earlier termination of the forfeiture period without a forfeiture and the satisfaction of or release from any other conditions prescribed by the Administrator, or at such earlier time as provided under the provisions of Section 7.04, the restrictions applicable to the Restricted Shares shall lapse.
(e)Forfeiture of Restricted Shares.  Subject to Sections 7.02(f) and 7.04, all Restricted Shares shall be forfeited and returned to the Company and all rights of the Participant with respect to such Restricted Shares shall terminate unless the Participant continues in the service of the Company or an Affiliate as an employee until the expiration of the forfeiture period for such Restricted Shares and satisfies any and all other conditions set forth in the Award Agreement.  The Administrator shall determine the forfeiture period (which may, but need not, lapse in installments) and any other terms and conditions applicable with respect to any Restricted Share Award.
(f)Waiver of Forfeiture Period.  Notwithstanding anything contained in this Article VII to the contrary, the Administrator may, in its sole discretion, waive the forfeiture period and any other conditions set forth in any Award Agreement under appropriate circumstances (including the death, Disability or Retirement of the Participant or a material change in circumstances arising after the date of an Award) and subject to such terms and conditions (including forfeiture of a proportionate number of the Restricted Shares) as the Administrator shall deem appropriate.
7.03.Restricted Stock Units.
(a)Settlement of Restricted Stock Units.  Payments shall be made to Participants with respect to their Restricted Stock Units as soon as practicable after the Administrator has determined that the terms and conditions applicable to such Award have been satisfied or at a later date if distribution has been deferred.  Payments to Participants with respect to Restricted Stock Units shall be made in the form of Common Stock, or cash or a combination of both, as the Administrator may determine.  The amount of any cash to be paid in lieu of Common Stock shall be determined on the basis of the Fair Market Value of the Common Stock on the date any such payment is processed.  As to shares of Common Stock which constitute all or any part of such payment, the Administrator may impose such restrictions concerning their transferability and/or their forfeiture as may be provided in the applicable Award Agreement or as the Administrator may otherwise determine, provided such determination is made on or before the date certificates for such shares are first delivered to the applicable Participant. Notwithstanding any provision herein to the contrary, no payment shall be made to any Participant that is a Canadian Person in respect of a Restricted Stock Unit later than the end of the third year following the year in respect of which such Restricted Stock Unit was issued.
(b)Shareholder Rights.  Until the lapse or release of all restrictions applicable to an Award of Restricted Stock Units, no shares of Common Stock shall be issued in respect of such Awards and no Participant shall have any rights as a shareholder of the Company with respect to the shares of Common Stock covered by such Award of Restricted Stock Units.
(c)Waiver of Forfeiture Period.  Notwithstanding anything contained in this Section 7.03 to the contrary, the Administrator may, in its sole discretion, waive the forfeiture period and any other conditions set forth in any Award Agreement under appropriate circumstances (including the death, Disability or retirement of the Participant or a material change in circumstances arising after the date of an Award) and subject to such terms and conditions (including forfeiture of a proportionate number of shares issuable upon settlement of the Restricted Stock Units constituting an Award) as the Administrator shall deem appropriate.
(d)Deferral of Payment.  If approved by the Administrator and set forth in the applicable Award Agreement, a Participant may elect to defer the amount payable with respect to the Participant's Restricted Stock Units in accordance with such terms as may be established by the Administrator, subject to the requirements of Section 409A of the Code.
ARTICLE VIII
PERFORMANCE AWARDS
8.01.Performance Awards.
(a)Award Periods and Calculations of Potential Incentive Amounts.  The Administrator may grant Performance Awards to Participants.  A Performance Award shall consist of the right to receive a payment (measured by the Fair Market Value of a specified number of shares of Common Stock, increases in such Fair Market Value during the Award Period and/or a fixed cash amount) contingent upon the extent to which certain performance targets have been met during an Award Period.  The Award Period shall be determined by the Administrator.
(b)Performance Targets.  Subject to Section 11.18, the performance targets applicable to a Performance Award may include such goals related to the performance of the Company or, where relevant, any one or more of its Subsidiaries or divisions and/or the performance of a Participant as may be established by the Administrator in its discretion.  The performance targets established by the Administrator may vary for different Award Periods and need not be the same for each Participant receiving a Performance Award in an Award Period.
(c)Earning Performance Awards.  The Administrator, at or as soon as practicable after the Date of Grant, shall prescribe a formula to determine the percentage of the Performance Award to be earned based upon the degree of attainment of the applicable performance targets.
(d)Payment of Earned Performance Awards.  Subject to the requirements of Section 11.05, payments of earned Performance Awards shall be made in cash or Common Stock, or a combination of cash and Common Stock, in the discretion of the Administrator.  The Administrator, in its sole discretion, may define, and set forth in the applicable Award Agreement, such terms and conditions with respect to the payment of earned Performance Awards as it may deem desirable.
8.02.Termination of Service.  In the event of a Participant's Termination of Service during an Award Period, the Participant's Performance Awards shall be forfeited except as may otherwise be provided in the applicable Award Agreement.
ARTICLE IX
OTHER STOCK-BASED AWARDS
9.01.Grant of Other Stock-Based Awards.  Other stock-based awards, consisting of stock purchase rights (with or without loans to Participants by the Company containing such terms as the Administrator shall determine), Awards of Common Stock, or Awards valued in whole or in part by reference to, or otherwise based on, Common Stock, may be granted either alone or in addition to or in conjunction with other Awards under the Plan. Subject to the provisions of the Plan, the Administrator shall have sole and complete authority to determine the persons to whom and the time or times at which such Awards shall be made, the number of shares of Common Stock to be granted pursuant to such Awards, and all other conditions of the Awards.  Any such Award shall be confirmed by an Award Agreement executed by the Administrator and the Participant, which Award Agreement shall contain such provisions as the Administrator determines to be necessary or appropriate to carry out the intent of this Plan with respect to such Award.
9.02.Terms of Other Stock-Based Awards.  In addition to the terms and conditions specified in the Award Agreement, Awards made pursuant to this Article IX shall be subject to the following:
(a)Any Common Stock subject to Awards made under this Article IX may not be sold, assigned, transferred, pledged or otherwise encumbered prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses; and
(b)If specified by the Administrator in the Award Agreement, the recipient of an Award under this Article IX shall be entitled to receive, currently or on a deferred basis, interest or dividends or dividend equivalents with respect to the Common Stock or other securities covered by the Award; and
(c)The Award Agreement with respect to any Award shall contain provisions dealing with the disposition of such Award in the event of a Termination of Service prior to the exercise, payment or other settlement of such Award, whether such termination occurs because of Retirement, Disability, death or other reason, with such provisions to take account of the specific nature and purpose of the Award.
ARTICLE X
[RESERVED]
ARTICLE XI
TERMS APPLICABLE GENERALLY TO AWARDS
GRANTED UNDER THE PLAN
11.01.Plan Provisions Control Award Terms.  Except as provided in Section 11.16, the terms of the Plan shall govern all Awards granted under the Plan, and in no event shall the Administrator have the power to grant any Award under the Plan which is contrary to any of the provisions of the Plan.  In the event any provision of any Award granted under the Plan shall conflict with any term in the Plan as constituted on the Date of Grant of such Award, the term in the Plan shall control.  Except as provided in Section 11.03 and Section 11.07, the terms of any Award granted under the Plan may not be changed after the Date of Grant of such Award so as to materially decrease the value of the Award without the express written approval of the holder.
11.02.Award Agreement.  No person shall have any rights under any Award granted under the Plan unless and until the Company and the Participant to whom such Award shall have been granted shall have executed and delivered an Award Agreement or received any other Award acknowledgment authorized by the Administrator expressly granting the Award to such person and containing provisions setting forth the terms of the Award.
11.03.Modification of Award After Grant.  No Award granted under the Plan to a Participant may be modified (unless such modification does not materially decrease the value of the Award) after the Date of Grant except by express written agreement between the Company and the Participant, provided that any such change (a) shall not be inconsistent with the terms of the Plan, and (b) shall be approved by the Administrator.
11.04.Limitation on Transfer.  Except as provided in Section 7.02(c) in the case of Restricted Shares, a Participant's rights and interest under the Plan may not be assigned or transferred other than by will or the laws of descent and distribution, and during the lifetime of a Participant, only the Participant personally (or the Participant's personal representative) may exercise rights under the Plan.  The Participant's Beneficiary may exercise the Participant's rights to the extent they are exercisable under the Plan following the death of the Participant.
11.05.Taxes.  The Company shall be entitled, if the Administrator deems it necessary or desirable, to withhold (or secure payment from the Participant in lieu of withholding) the amount of any withholding or other tax required by law to be withheld or paid by the Company with respect to an Award, and the Company may defer payment or issuance of the cash or shares upon exercise or vesting of an Award unless indemnified to its satisfaction against any liability for any such tax. The amount and method of such withholding or tax payment shall be determined by the Administrator and shall be payable by the Participant at such time as the Administrator determines in accordance with the following rules:
(a)The Administrator may require or, if approved by the Administrator, the Participant (provided that he or she is not a Canadian Person) may elect, to have the withholding requirement satisfied (i) if approved in advance by the Administrator, by having withheld from such Award at the appropriate time that number of shares of Common Stock, rounded down to the nearest whole share, whose Fair Market Value is equal to the minimum statutory withholding with respect to the Award or such greater amount that is permitted by applicable law and by the Administrator, provided such greater amount does not exceed the maximum statutory rates in the applicable jurisdictions or cause adverse accounting consequences for the Company, (ii) by direct payment to the Company in cash of the amount of any taxes required to be withheld with respect to such Award (iii) by withholding from the wages or other cash compensation paid to the Participant, (iv) by such other method that is approved by the Administrator or (v) by a combination of the foregoing methods. Participants that are Canadian Persons shall be required to meet their withholding requirements in the manner described in paragraph 11.05(a)(ii).
(b)In the case of Participants who are subject to Section 16 of the Exchange Act, the Administrator may impose such limitations and restrictions as it deems necessary or appropriate with respect to the delivery or withholding of shares of Common Stock to meet tax withholding obligations.
11.06.Surrender of Awards; Authorization of Repricing.  Any Award granted under the Plan may be surrendered to the Company for cancellation on such terms as the Administrator and the holder approve.  Without requiring shareholder approval, the Administrator may substitute a new Award under this Plan in connection with the surrender by the Participant of an equity compensation award previously granted under this Plan or any other plan sponsored by the Company, including the substitution or grant of (i) an Option or Stock Appreciation Right with a lower exercise price than the Option or Stock Appreciation Right being surrendered, (ii) a different type of Award upon the surrender or cancellation of an Option or Stock Appreciation Right with an exercise price above the Fair Market Value of the underlying Common Stock on the date of such substitution or grant, or (iii) any other Award constituting a repricing of an Option or Stock Appreciation Right.
11.07.Adjustments to Reflect Capital Changes.
(a)Recapitalization.  In the event of any corporate event or transaction (including, but not limited to, a change in the Common Stock or the capitalization of the Company) such as a merger, consolidation, reorganization, recapitalization, separation, partial or complete liquidation, stock dividend, stock split, reverse stock split, split up, spin-off, or other distribution of stock or property of the Company, a combination or exchange of Common Stock, dividend in kind, or other like change in capital structure, number of outstanding shares of Common Stock, distribution (other than normal cash dividends) to shareholders of the Company, or any similar corporate event or transaction, the Administrator, in order to prevent dilution or enlargement of Participants' rights under this Plan, shall make equitable and appropriate adjustments and substitutions, as applicable, to or of the number and kind of shares subject to outstanding Awards, the Purchase Price or Exercise Price for such shares, the number and kind of shares available for future issuance under the Plan and the maximum number of shares in respect of which Awards can be made to any Participant in any calendar year, and other determinations applicable to outstanding Awards.  The Administrator shall have the power and sole discretion to determine the amount of the adjustment to be made in each case.
(b)Change in Control. Upon a Change in Control or a merger, reorganization or other transaction following which the Company is not the surviving entity, except as otherwise provided in an Award Agreement or in an employment, change in control, severance or similar agreement to which the Company and the Participant are parties, all outstanding Awards shall be treated in the manner described in the definitive transaction agreement to which the Company is party (or, if there is no such agreement, in the manner determined by the Administrator), which agreement or determination need not treat all Awards in an identical manner. The treatment specified in the definitive transaction agreement or as determined by the Administrator may include, without limitation, one or more of the following with respect to outstanding Awards:
(i)the cancellation of Awards (whether vested or unvested);
(ii)the assumption or substitution of Awards with appropriate adjustments as to the number and kind of Shares or other securities or property and applicable exercise price, base amount or purchase price;
(iii)the acceleration of vesting of Awards;
(iv)the cancellation of vested Awards, together with a payment to the Participants holding such vested Awards so canceled of an amount based upon the consideration being paid per Share in connection with such Change in Control or other transaction in cash or, in the sole discretion of the Administrator, in the form of such other consideration necessary for a Participant to receive property, cash or securities (or a combination thereof) as the Participant would have been entitled to receive upon such Change in Control or other transaction, if the Participant had been, immediately prior to such Change in Control, the holder of the number of Shares covered by the Award at such time, less any applicable exercise price or base amount; provided, however, that holders of vested Options and vested SARs shall be entitled to such consideration only if the per-Share consideration exceeds the applicable exercise price or base amount, and to the extent that the per-Share consideration is less than or equal to the applicable exercise price or base amount, such vested Options and vested SARs shall be cancelled for no consideration; or
(v)the replacement of Awards with a cash incentive program that preserves the value of the Awards so replaced (determined as of such Change in Control or other transaction).
(c)Acquisition or other Transactions.  After any merger, stock purchase, asset purchase or other form of transaction in which the Company or an Affiliate shall be a surviving corporation, the Administrator may grant substituted or assumed Awards under the provisions of the Plan, pursuant to and in compliance with the requirements of Section 424 of the Code or (in the case of Options issued to Canadian Persons) subsection 7(1.4) of the Income Tax Act (Canada), replacing old equity awards granted under a plan of another party to the transaction whose shares or stock subject to the old equity awards may no longer be issued following the Merger.  The foregoing adjustments and manner of application of the foregoing provisions shall be determined by the Administrator in its sole discretion.  Any such adjustments may provide for the elimination of any fractional shares which might otherwise become subject to any Options. Additionally, available shares under a stockholder approved plan of an acquired company (as appropriately adjusted to reflect such acquisition) may be used for Awards under the Plan and shall not be counted against the Share limit set forth in 4.01, except as required by the rules of any applicable stock exchange.
11.08.No Right to Continued Service.  No person shall have any claim of right to be granted an Award under this Plan. Neither the Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the service of the Company or any of its Subsidiaries.
11.09.Awards Not Includable for Benefit Purposes.  Payments received by a Participant pursuant to the provisions of the Plan shall not be included in the determination of benefits under any pension, group insurance or other benefit plan applicable to the Participant which is maintained by the Company or any of its Subsidiaries, except as may be provided under the terms of such plans or determined by the Board.
11.10.Governing Law.  All determinations made and actions taken pursuant to the Plan shall be governed by the laws of Nevada and construed in accordance therewith.
11.11.No Strict Construction.  No rule of strict construction shall be implied against the Company, the Administrator, or any other person in the interpretation of any of the terms of the Plan, any Award granted under the Plan or any rule or procedure established by the Administrator.
11.12.Compliance with Rule 16b-3.  It is intended that, unless the Administrator determines otherwise, Awards under the Plan be eligible for exemption under Rule 16b-3.  The Board is authorized to amend the Plan and to make any such modifications to Award Agreements to comply with Rule 16b-3, as it may be amended from time to time, and to make any other such amendments or modifications as it deems necessary or appropriate to better accomplish the purposes of the Plan in light of any amendments made to Rule 16b-3.
11.13.Captions.  The captions (i.e., all Section headings) used in the Plan are for convenience only, do not constitute a part of the Plan, and shall not be deemed to limit, characterize or affect in any way any provisions of the Plan, and all provisions of the Plan shall be construed as if no captions have been used in the Plan.
11.14.Severability.  Whenever possible, each provision in the Plan and every Award at any time granted under the Plan shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of the Plan or any Award at any time granted under the Plan shall be held to be prohibited by or invalid under applicable law, then (a) such provision shall be deemed amended to accomplish the objectives of the provision as originally written to the fullest extent permitted by law and (b) all other provisions of the Plan and every other Award at any time granted under the Plan shall remain in full force and effect.
11.15.Amendment and Termination.
(a)Amendment.  The Board shall have complete power and authority to amend the Plan at any time; provided, however, that the Board shall not, without the requisite affirmative approval of stockholders of the Company, make any amendment which requires stockholder approval under the Code or under any other applicable law or rule of any stock exchange which lists Common Stock or Company Voting Securities.  No termination or amendment of the Plan may, without the consent of the Participant to whom any Award shall theretofore have been granted under the Plan, adversely affect the right of such individual under such Award.
(b)Termination.  The Board shall have the right and the power to terminate the Plan at any time. No Award shall be granted under the Plan after the termination of the Plan, but the termination of the Plan shall not have any other effect and any Award outstanding at the time of the termination of the Plan may be exercised after termination of the Plan at any time prior to the expiration date of such Award to the same extent such Award would have been exercisable had the Plan not terminated.
11.16.Foreign Qualified Awards.  Awards under the Plan may be granted to such employees of the Company and its Subsidiaries who are residing in foreign jurisdictions as the Administrator in its sole discretion may determine from time to time. The Administrator may adopt such supplements to the Plan as may be necessary or appropriate to comply with the applicable laws of such foreign jurisdictions and to afford Participants favorable treatment under such laws; provided, however, that no Award shall be granted under any such supplement with terms or conditions inconsistent with the provision set forth in the Plan.
11.17.Dividend Equivalents.  For any Award granted under the Plan, the Administrator shall have the discretion, upon the Date of Grant or thereafter, to establish a Dividend Equivalent Account with respect to the Award, and the applicable Award Agreement or an amendment thereto shall confirm such establishment.  If a Dividend Equivalent Account is established, the following terms shall apply:
(a)Terms and Conditions.  Dividend Equivalent Accounts shall be subject to such terms and conditions as the Administrator shall determine and as shall be set forth in the applicable Award Agreement.  Such terms and conditions may include, without limitation, for the Participant's Account to be credited as of the record date of each cash dividend on the Common Stock with an amount equal to the cash dividends which would be paid with respect to the number of shares of Common Stock then covered by the related Award if such shares of Common Stock had been owned of record by the Participant on such record date.
(b)Unfunded Obligation.  Dividend Equivalent Accounts shall be established and maintained only on the books and records of the Company and no assets or funds of the Company shall be set aside, placed in trust, removed from the claims of the Company's general creditors, or otherwise made available until such amounts are actually payable as provided hereunder.

11.18.Adjustment of Performance Goals and Targets.  Notwithstanding any provision of the Plan to the contrary, the Administrator shall have the authority to adjust any Performance Goal, performance target or other performance-based criteria established with respect to any Award under the Plan if circumstances occur (including, but not limited to, unusual or nonrecurring events, changes in tax laws or accounting principles or practices or changed business or economic conditions) that cause any such Performance Goal, performance target or performance-based criteria to be inappropriate in the judgment of the Administrator.
11.19.Legality of Issuance.  Notwithstanding any provision of this Plan or any applicable Award Agreement to the contrary, the Administrator shall have the sole discretion to impose such conditions, restrictions and limitations (including suspending exercises of Options or Stock Appreciation Rights and the tolling of any applicable exercise period during such suspension) on the issuance of Common Stock with respect to any Award unless and until the Administrator determines that such issuance complies with (i) any applicable registration requirements under the Securities Act of 1933, as amended, or the Administrator has determined that an exemption therefrom is available, (ii) any applicable listing requirement of any stock exchange on which the Common Stock is listed, (iii) any applicable Company policy or administrative rules, and (iv) any other applicable provision of state, federal or foreign law, including foreign securities laws where applicable.
11.20.Restrictions on Transfer.  Regardless of whether the offering and sale of Common Stock under the Plan have been registered under the Securities Act of 1933, as amended, or have been registered or qualified under the securities laws of any state, the Company may impose restrictions upon the sale, pledge, or other transfer of such Common Stock (including the placement of appropriate legends on stock certificates) if, in the judgment of the Company and its counsel, such restrictions are necessary or desirable to achieve compliance with the provisions of the Securities Act of 1933, as amended, the securities laws of any state, the United States or any other applicable foreign law.
11.21.Further Assurances.  As a condition to receipt of any Award under the Plan, a Participant shall agree, upon demand of the Company, to do all acts and execute, deliver and perform all additional documents, instruments and agreements which may be reasonably required by the Company, to implement the provisions and purposes of the Plan.
11.22.Provisions for Foreign Participants. The Administrator will have the power, subject to, and within the limitations of, the express provisions of the Plan, to adopt such procedures and sub-plans as are necessary or appropriate to permit and facilitate participation in the Plan by, or take advantage of specific tax treatment for Awards granted to Participants who are foreign nationals or employed outside the United States (provided that Administrator approval will not be necessary for immaterial modifications to the Plan or any Award Agreement to ensure or facilitate compliance with the laws of the relevant foreign jurisdiction).
11.23.Clawback/Recovery.  All Awards granted under the Plan will be subject to recoupment in accordance with any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other Applicable Law and any clawback policy that the Company otherwise adopts, to the extent applicable and permissible under Applicable Law.  In addition, the Administrator may impose such other clawback, recovery or recoupment provisions in an Award Agreement as the Administrator determines necessary or appropriate, including but not limited to a reacquisition right in respect of previously acquired Shares or other cash or property upon the occurrence of Cause.  No recovery of compensation under such a clawback policy will be an event giving rise to a Participant’s right to voluntary terminate employment upon a “resignation for good reason” or for a “constructive termination” or any similar term under any plan of or agreement with the Company.

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The Board of Directors recommends you vote FOR the following proposal:

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Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

0000651538_1 R1.0.0.6

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice and Proxy Statement is available at www.proxyvote.com

SKYE BIOSCIENCE, INC.
Special Meeting of Stockholders
October 22, 2024
This proxy is solicited by the Board of Directors

The undersigned appoints Punit Dhillon and Kaitlyn Arsenault, and each or either of them, as the true and lawful attorneys-in-fact and proxies of the undersigned, with full power of substitution and authorizes them, and each of them, to represent and to vote all of the shares of common stock of Skye Bioscience, Inc. (the "Company") that the undersigned is entitled to vote at the Special Meeting of Stockholders (the "Special Meeting") of the Company to be held on October 22, 2024, via the internet at: www.virtualshareholdermeeting.com/SKYE2024SM or any postponements or adjournments thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

0000651538_2 R1.0.0.6

Continued and to be signed on reverse side